As filed via EDGAR with the Securities and Exchange Commission on
                                October 28, 2005

                                                              File No. 333-45959
                                                               ICA No. 811-08649

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                      Pre-Effective Amendment No. _____                [ ]
                       Post-Effective Amendment No. 10                 [X]
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 12

                         E.I.I. REALTY SECURITIES TRUST

               (Exact Name of Registrant as Specified in Charter)


                          717 Fifth Avenue, 10th Floor
                            New York, New York 10022

               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 644-0794

                                Richard J. Adler
                         European Investors Incorporated
                          717 Fifth Avenue, 10th Floor
                            New York, New York 10022

                     (Name and Address of Agent for Service)

                                   Copies to:

                          Susan J. Penry-Williams, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022

         Approximate date of proposed public offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

|X| Immediately upon filing pursuant       |_| on (date) pursuant to
    to paragraph (b)                           paragraph (b)
|_| 60 days after filing pursuant          |_| on (date) pursuant to
    to paragraph (a)(1)                        paragraph (a)(1)
|_| 75 days after filing pursuant to       |_| on (date) pursuant to
    paragraph (a)(2)                           paragraph (a)(2) of rule 485.
|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          E.I.I. Realty Securities Fund


                              Institutional Shares



                       INVESTMENT PROSPECTUS & APPLICATION

                          E.I.I. REALTY SECURITIES FUND
                                   Prospectus
                                October 28, 2005
                       General Information (888) 323-8912




                                Table of Contents


Introduction..................................................................3
Risk/Return Summary...........................................................3
Fund Expenses.................................................................5
Investment Objective, Principal Strategies and Related Risks..................5
Portfolio Management and Fund Operations......................................9
Securities in which the Fund Invests.........................................10
Investing in the Fund........................................................11
Dividends, Distributions and Taxes...........................................15
Additional Information.......................................................16
Other Information about the Fund.............................................16
Other Securities and Investment Practices....................................17
Financial Highlights.........................................................19



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

INTRODUCTION

This Prospectus sets forth information you should consider before investing in the E.I.I. Realty Securities Fund (the Fund"). The Fund is a non-diversified series of the E.I.I. Realty Securities Trust (the "Trust"), which is an open-end managed investment company commonly known as a mutual fund.

RISK/RETURN SUMMARY

Investment Objective
The Fund's investment objective is to provide the diversification and total return potential of investments in real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctuation.

Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in companies whose business is to own, operate, develop and manage real estate. The Fund intends to invest at least 80% of its assets in the securities of companies in the real estate industry, with a primary emphasis on Real Estate Investment Trusts ("REITs"). Twenty percent (20%) of the Fund's total assets may be invested in securities of foreign real estate companies. The analyst team at E.I.I. Realty Securities, Inc., the Fund's investment adviser (the "Adviser"), analyzes companies on a qualitative and quantitative basis to determine whether they are appropriate for investment. Qualitative analysis includes management strength, business strategy, financial strength and competitive advantages within the marketplace. Quantitative analysis entails review of cash flow and dividend growth prospects, risk-adjusted total return expectations, real estate analysis using criteria such as capitalization rates and values on a square footage basis and balance sheet strength and relative cost of capital. Portfolio managers and analysts comprise an investment committee that selects companies for investment.

Investment Risks
The Fund is subject to the risks common to all mutual funds that invest in equity securities, foreign securities, real estate securities and fixed-income securities. You may lose money by investing in this Fund if any of the following occur:
      o the stock markets or the real estate markets of the United States, Canada, Western Europe, Hong Kong or Japan go down;
      o there are changes in the markets for REITs, which are subject to more abrupt or erratic price movements than equity securities markets;
      o one or more stocks in the Fund's portfolio do not perform as well as expected;
      o     there are changes in interest rates;
      o there are increases in operating costs generally of real estate properties or increases in competition, property taxes or capital expenditures regarding real estate properties;
      o there are increases in defaults relating to real estate properties, including defaults by borrowers or tenants;
      o certain economic, political or regulatory occurrences affecting the real estate industry.

The Fund is non-diversified. As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's price, yield and total return will fluctuate. You may lose money if the Fund's investments do not perform well.

Investor Profile
The Fund may be appropriate for investors who:
      o     seek to grow capital over the long term
      o are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry
      o     can withstand volatility in the value of their shares of the Fund
      o wish to add to their personal investment portfolio a fund that invests primarily in companies operating in the real estate industry.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program. An investment in the Fund should be a long-term investment and the Fund is not intended to be used as a trading vehicle.


Fund Performance
The bar chart and the table below show how the Fund has performed in the past and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance compared with two indices that are broad measures of market performance. Both the bar chart and the table assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past does not necessarily show how it will perform in the future.

(Bar Chart Omitted)

                                  1999     2000    2001    2002     2003    2004
E.I.I. Realty Securities Fund   -3.77%   29.43%   8.52%  -0.54%   31.84%  34.51%









The best calendar quarter return during the period shown above was 16.21% in the fourth quarter of 2004; the worst calendar quarter was (9.14)% in the third quarter of 2002.

*The Fund's total return for the period from January 1, 2005 through September 30, 2005 was 9.81%.

                              Average Annual Return
                    (for the Periods Ended December 31, 2004)

                                                            One Year              5 Year          Since Inception(1)
                                                            --------              ------          ------------------
    E.I.I. Realty Securities Fund before taxes               34.51%               19.89%                12.91%

    E.I.I. Realty Securities Fund after taxes on             29.50%               17.18%                10.48%
    distributions ((2))

    E.I.I. Realty Securities Fund after taxes on             26.99%               16.18%                 9.99%
    distributions and sale of shares ((2))

    NAREIT Equity Index                                      31.58%               21.95%                13.47%

    Wilshire Real Estate Securities Index                    34.82%               22.33%                14.06%

     (1) Inception date was June 11, 1998.
     (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

FUND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:


                                Shareholder Fees
 (fees paid directly from your investment as a percentage of the offering price)

  Maximum Sales Charge (Load) Imposed on Purchases                      None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends           None
  Maximum Deferred Sales Charge                                         None
  Redemption Fees                                                       None
  Exchange Fees                                                         None
  Maximum Account Fee                                                   None


You may be charged additional fees if you purchase, exchange or redeem shares through a broker or agent.

                         Annual Fund Operating Expenses
                (expenses that are deducted from Fund assets as a
                    percentage of average daily net assets)

                                                         Institutional Shares
                --------------------------------------- -----------------------
                Investment Advisory Fees                        0.75%
                --------------------------------------- -----------------------
                Administration Fees                             0.15%
                --------------------------------------- -----------------------
                Rule 12b-1 Distribution Fees                    0.00%
                --------------------------------------- -----------------------
                Other Expenses                                  0.30%
                                                        -----------------------
                ---------------------------------------
                Total Fund Operating Expenses *                 1.20%
                --------------------------------------- -----------------------

*Until further notice to shareholders, the Adviser has voluntarily agreed to waive a portion of its investment advisory fee and/or absorb the expenses of the Fund to the extent necessary to keep the annual expenses of the Fund's Institutional Class shares to not more than 1.00% of those shares' average daily net assets. To the extent that the Adviser waives investment advisory fees and/or absorbs expenses of the Fund, it may seek payment of a portion of or all such amounts waived or absorbed at any time within three fiscal years after the fiscal year in which such fees were waived or absorbed, subject to the 1.00% expense limitation stated above. The Adviser may terminate this voluntary arrangement at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year           3 Years          5 Years           10 Years
         ------           -------          -------           --------
          $122             $381              $660             $1,455

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RELATED RISKS

Investment Objective
The Fund's investment objective is to provide the diversification and total return potential of investments in real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of overall market fluctuation.

Principal Investment Strategies
The Fund seeks to achieve its objectives by investing in companies that own, operate, develop and manage real estate. Typically, an investment in commercial real estate provides a significant current return, customarily in the form of dividends, and additional appreciation potential, which means that the price of the investment increases over time. As such, a critical objective of the Fund is to achieve total returns, which include a significant component of current income, or dividends, which may serve to provide portfolio stability during periods of overall market fluctuations. To pursue capital appreciation, the Fund will target companies with the highest risk-adjusted total return potential. The Fund intends to invest at least 80% of its total assets in the equity or convertible securities of U.S. companies (with a primary emphasis on REITs) that are principally engaged in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. "Principally engaged" means that at least 50% of a company's revenues are derived from such real estate activities or at least 50% of the fair market value of a company's assets is invested in real estate.

Under normal market conditions, the Fund will invest substantially all of its assets in:
            o Income producing real estate securities (including equity, mortgage, and hybrid REITs)
            o     Real Estate Operating Companies ("REOCs")
            o Securities convertible into common stocks (including convertible preferred stocks, rights and warrants) of real estate companies
            o Real estate related fixed-income securities (such as convertible debentures, unsecured debentures and mortgage backed securities)

The Fund also may invest:
            o Up to 20% of its total assets in securities of foreign real estate companies, many of which have substantial holdings of U.S. real estate securities

In addition, the Fund may invest in other securities as described in the section entitled "Other Securities and Investment Practices."

The Fund may achieve its investment objective by investing all of its assets in another investment company having substantially the same investment objective and policies as the Fund instead of investing directly in the underlying securities.

Diversification Requirements
The Securities and Exchange Commission (the "SEC") and the Internal Revenue Service ("IRS") impose certain requirements with which all mutual funds must comply. The Fund monitors these limitations on an ongoing basis. These diversification provisions and requirements are discussed further in the Fund's Statement of Additional Information ("SAI").
      o SEC Requirement: The Fund is not "diversified" according to certain federal securities provisions regarding diversification of its assets. As a non-diversified investment company, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.
      o IRS Requirement: The Fund intends to comply with certain federal tax requirements regarding the diversification of its assets. Generally under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. Government securities).

Investment Philosophy
E.I.I.'s investment philosophy is to achieve attractive risk-adjusted total returns by investing primarily in a diversified portfolio of real estate securities of companies, which it deems to be of the highest quality available in the marketplace. In this regard, E.I.I. deems high-quality companies to be candidates for the portfolio when a number of the following conditions are met:
                  o Experienced, dedicated management teams are in place, which have, significant inside ownership of shares, have capital markets expertise, and have a pro-shareholder orientation.
                  o The companies have long-term strategies, which position them for sustainable cash flow growth.
                  o The balance sheets of the individual companies are positioned to enable significant growth.

E.I.I.'s investment process employs a combination of a "top-down," macro level analysis by its Investment Committee, together with rigorous "bottom-up," fundamental securities and real estate research and analysis on individual companies by its analyst team. E.I.I.'s Investment Committee is composed of its three portfolio managers as well as analysts and strategists.

Investment Committee Decision Process:
E.I.I.'s Investment Committee analyzes national and regional economic trends and the market for different types of real estate including residential, retail, hotel, industrial and office properties. In addition, the Investment Committee makes assessments of the economic environment and securitization trends, and then derives an investment strategy formulated to take advantage of perceived opportunities.

Analyst Team Decision Process:
E.I.I.'s analyst team tracks a universe of more than 125 individual companies that are analyzed for potential investment. Companies are evaluated on both a quantitative and a qualitative basis in order to determine which companies may provide attractive risk-adjusted returns.

E.I.I.'s analyst team evaluates and analyzes companies based upon the following criteria:

Qualitative Analysis:
      o     Management strength
      o     Business strategy
      o     Financial strength
      o     Competitive advantages within the marketplace

Quantitative Analysis:
      o     Cash flow and dividend growth prospects
      o     Risk-adjusted total return expectations using numerous methodologies
      o Real estate analysis using criteria such as capitalization rates and values on a square footage basis o Balance sheet strength and relative cost of capital

Integral parts of E.I.I.'s investment process include:
      o Performing individual property and market evaluations that are important to understanding the company's portfolio
      o Verifying that the company's assets are consistent with management's stated strategy
      o Finding and reviewing any problems relating to the company's properties
      o Evaluating the company's properties and their position in the markets
      o     Assessing the quality of property management

Risk Factors
The Fund is designed for long-term investors who can weather changes in the value of their investment. By itself, the Fund does not constitute a complete investment plan.

The principal risks that you may assume as an investor in the Fund are described below.

The following risks are common to all mutual funds:

Market risk is the risk that the market value of a security will fluctuate depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth less than the price the Fund originally paid for it, or less than the security was worth at an earlier time. Market risk may affect a single security, an industry, a sector of the economy, or the entire market, and is common to all investments.

Manager risk is the risk that the Adviser may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the Adviser may fail to execute an investment strategy effectively and thus fail to achieve its objective.

The following risk is common to mutual funds that invest in equity securities:

Equity risk is the risk that the value of a security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow, equity securities are entitled to the residual value after the company meets its other obligations. For example, holders of debt securities have priority over holders of equity securities to a company's assets in the event of bankruptcy.

The following risks are common to mutual funds that invest in real estate securities:

Real estate risk is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other factors associated with real estate. While the Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs may be affected by changes in property value, while mortgage REITs may be affected by credit quality.

Regulatory risk is the risk that certain REITs may fail to qualify for pass-through of income under federal tax law or to maintain their exemption from the registration requirements under federal securities laws.

The following risks are common to mutual funds that invest in foreign securities:

Foreign issuer risk is the risk that foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts.

Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

The following risks are common to mutual funds that invest in fixed income securities:

Interest rate risk. The value of a fixed income security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by fixed income securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

Reinvestment risk is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

Credit (or default) risk is the risk that the issuer of a fixed income security will be unable to make timely payments of interest or principal.

The following risk is common to mutual funds that invest in CMOs:

Prepayment risk is the risk that a mortgage-related security's maturity will be shortened by unscheduled prepayments on the underlying mortgages. Prepayments may result in a gain or loss to the Fund and may reduce the return on the Fund's investments.

Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

PORTFOLIO MANAGEMENT AND FUND OPERATIONS

Advisory Services
The Trust, on behalf of the Fund, has entered into an investment advisory agreement with E.I.I. Realty Securities, Inc., 717 Fifth Avenue, New York, New York 10022. E.I.I. provides the Fund with investment management and financial advisory services, including purchasing and selling the securities in the Fund's portfolio, at all times subject to the policies set forth by the Trust's Board of Trustees (the "Board"). E.I.I. identifies and analyzes possible investments for the Fund, determines the amount and timing of such investments, and determines the forms of investments. E.I.I. also monitors and reviews the Fund's portfolio. Under the Fund's investment advisory agreement with E.I.I., for the fiscal year ended June 30, 2005, the Fund paid a monthly advisory fee to the Adviser calculated at an annual rate of 0.75% of the Fund's average daily net assets.

E.I.I. was formed in 1993 and is registered with the SEC as an investment adviser. It provides real estate securities portfolio management services to U.S. tax-exempt institutions and other investors. E.I.I. is a wholly-owned subsidiary of European Investors Incorporated, which is a registered investment adviser providing both general securities and real estate securities portfolio management services. E.I.I. and European Investors Incorporated are owned by management.

European Investors Incorporated was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services.

Portfolio Managers
Alfred C. Otero is primarily responsible for the day-to-day management of the Fund's portfolio and Richard J. Adler serves as the Assistant Portfolio Manager of the Fund.

ALFRED C. OTERO has been a Managing Director of E.I.I. since 1996. Mr. Otero has been a member of the E.I.I. REIT investment team for more than eight years, initially as an analyst and subsequently as a portfolio manager. He has been the lead portfolio manager for the Fund since July 2004. Mr. Otero earned a BBA in Finance in 1989 and an MBA in 1992 from the University of Notre Dame.

RICHARD J. ADLER has been a Managing Director of E.I.I. since 1983. Mr. Adler serves as investment strategist for E.I.I. and assistant portfolio manager of the Fund, to which he provides investment strategy as well as expertise in convertible and other securities. He has assisted in the portfolio management of the Fund since the Fund's inception. Mr. Adler is a 1968 graduate of Yale University with a B.A. degree in Economics and earned an M.B.A. from Harvard Business School with Honors in 1973.

The SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of the Fund's shares.

Performance Charts
The following charts show the historical performance of all of the real estate accounts managed by E.I.I. and European Investors Incorporated, which have substantially the same investment objective as the Fund. E.I.I. manages domestic accounts and European Investors Incorporated manages offshore accounts using the same personnel and philosophy. The data, calculated on an average annual total return basis, are provided to illustrate E.I.I.'s past performance in managing accounts in accordance with the same investment objective, policies, and strategies as those of the Fund.

These accounts consist of separate and distinct portfolios and their performance is not indicative of past or future performance of the Fund.

                                                   For the periods ending September 30, 2005
                                         -----------------------------------------------------------------
Annualized Summary                           1 Year       3 Year     5 Year      10 Year       Since
                                                                                            Inception**
E.I.I. Composite* - Before taxes             28.18%       25.35%     18.16%      15.91%        14.42%
NAREIT Equity Index                          27.28%       26.02%     19.58%      14.79%        12.20%
Wilshire Real Estate Securities Index        29.05%       27.49%     19.42%      15.21%        9.23%

                                                    For the periods ending September 30, 2005
                                         -----------------------------------------------------------------
Cumulative Summary                           1 Year       3 Year     5 Year      10 Year       Since
                                                                                            Inception**
E.I.I. Composite* - Before taxes             28.18%       99.96%     130.35%     337.64%     1,031.94%
NAREIT Equity Index                          27.28%      100.12%     144.52%     297.12%      694.88%
Wilshire Real Estate Securities Index        29.05%      107.21%     142.85%     312.11%      390.85%

[OBJECT OMITTED]


                       Sep-87    Dec-87    Dec-88   Dec-89    Dec-90   Dec-91    Dec-92    Dec-93   Dec-94     Dec-95    Dec-96
                       ------    ------    ------   ------    ------   ------    ------    ------   ------     ------    ------

E.I.I. Composite*       0.00%     -5.34%    6.85%    19.96%    6.06%    42.53%    70.19%   102.61%   115.27%   151.75%   241.51%
NAREIT Equity Index     0.00%     -9.89%    2.26%    11.30%   -5.79%    27.84%    46.49%    75.29%    80.84%   108.45%   181.97%
Wilshire Real Estate
  Securities Index      0.00%    -15.00%    5.55%     8.05%  -28.10%   -13.70%    -7.31%     6.81%     8.56%    23.38%    68.87%


                        Dec-97    Dec-98    Dec-99      Dec-00      Dec-01      Dec-02      Dec-03      Dec-04      Sep-05
                        ------    ------    ------      ------      ------      ------      ------      ------      ------

E.I.I. Composite*       317.76%   258.92%   245.62%     347.35%     387.69%     471.26%     656.15%     928.51%     1031.94%
NAREIT Equity Index     239.09%   179.74%   166.82%     237.20%     284.20%     297.83%     446.92%     619.63%      694.88%
Wilshire Real Estate
  Securities Index      102.31%   67.05%     61.73%     111.44%     133.62%     139.64%     228.57%     342.98%      390.85%


* The above performance is calculated on a time-weighted basis by geometrically linking each quarter in the year and is shown net of fees. This method of calculation differs from the SEC method. These accounts were not subject to the restrictions and diversification requirements of the Investment Company Act of 1940, as amended, or the restrictions and diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. However, these accounts historically have been run in a manner that would have been in compliance with these restrictions and requirements but for the fact that income was predominantly reinvested rather than distributed as required by Subchapter
M. If the accounts had been subject to these restrictions and requirements, the returns might have been adversely affected. Performance is shown net of a 1.00% management fee, as well as all brokerage and trading expenses. The Composite includes all of the real estate securities accounts of E.I.I. and European Investors Incorporated except for: (i) foreign funds where the performance is stated net of fees and withholding taxes and is therefore not comparable and
(ii) new accounts where the cash position is not yet comparable to other portfolios and certain accounts with unique objectives and restrictions. As these accounts become fully invested they are added to the Composite.


** Inception Date September 30, 1987.


SECURITIES IN WHICH THE FUND INVESTS

A REIT is a corporation or a business trust that combines the capital of many investors for investment primarily in income-producing real estate or real estate-related loans or interests. The shares of a REIT are often freely traded on a major stock exchange. A REIT must meet certain requirements contained in the Internal Revenue Code of 1986, as amended (the "Code"), in which case it generally does not pay federal corporate income tax. Generally, a REIT is required to invest a substantial portion of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually substantially all of its otherwise taxable income. Most states honor this federal income tax treatment and do not require REITs to pay state income tax. As a result, nearly all of a REIT's income can be distributed to shareholders without the imposition of a corporate level income tax. However, unlike a partnership, a REIT cannot pass its tax losses through to its investors.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. The Fund will invest predominantly in equity REITs. The Fund may also invest in mortgage and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, these REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development, or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of REITs are affected by tax and regulatory requirements and by perceptions of management skill. REITs also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Code or to maintain its exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTING IN THE FUND

Share Price
Shares are purchased and redeemed at the Fund's daily share price, called its net asset value (the "NAV"). The NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment. The Fund's NAV is calculated each business day as of the close of the New York Stock Exchange (the "NYSE") (normally at 4:00 p.m. Eastern time). Shares are purchased at the next share price calculated after your investment instructions are received and accepted. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by the Fund to affect the NAV materially.

Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the Fund's NAV may change on days when you are not able to buy or sell Fund shares.

Valuation of Portfolio Securities
The Fund's NAV is calculated by adding up the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund. The Fund's assets are valued primarily on the basis of readily available market quotations. When these quotations are not readily available, however, the Fund may price its investments at fair value according to procedures approved by the Board. A security's market quotation may not be considered "readily available" in situations in which: (i) the security's trading has been halted or suspended;
(ii) the security has been de-listed from a national exchange; (iii) the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; (iv) the security has not been traded for an extended period of time; (v) the security's primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to government-imposed restrictions; (vii) the security has reached a pre-determined range of trading set by a foreign exchange ("limit up" or "limit down" price), and no trading or limited trading has taken place at the limit up price or limit down price; (ix) the security's sales have been infrequent or a "thin" market in the security exists; or (x) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a "thin" market in the security.

A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions. In this regard, consideration must be given to significant events (especially with respect to foreign securities) that have occurred after the exchange or market has closed but before the time as of which the Fund's NAV is calculated. Significant events may relate to a single issuer or to an entire market sector. In addition, significant fluctuations in domestic or foreign markets may constitute a significant event.

The Board has delegated the fair valuation of the Fund's portfolio securities to a Pricing Committee, comprised of the Adviser's personnel.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Investing With E.I.I.
The following sections describe how to open an account, how to access information on your account, and how to purchase and redeem shares of the Fund.

The minimum initial investment for Institutional Shares is $1 million. This minimum may be reduced at E.I.I.'s sole discretion. Employees and officers of E.I.I. and its affiliates and immediate family members may purchase Institutional Shares without being subject to the minimum investment. There is no minimum for additional investments.

How To Open Your Account
To  open  an  account,   complete  the  appropriate  sections  of  the  Purchase
Application, carefully following instructions. Please be sure to include your name, date of birth, street address, Social Security or Taxpayer Identification number on the Purchase Application. Additional documentation may be required. If you have any questions, please contact the Fund directly at (212) 644-0794 or the Transfer Agent at (888) 323-8912. You will automatically have telephone redemption privileges unless you indicate that you do not wish to have this privilege. You can do so on section #6 of the account application.

Orders Through Brokers
The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.

Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Customer orders placed through an authorized broker will be priced at the Fund's NAV next computed after such orders are received by the broker or the broker's authorized designee and accepted by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

If an investor effects a transaction through a broker or agent, the broker or agent may charge transaction fees on the purchase and/or sale of Fund shares.

Customer Identification
The Fund seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

How To Purchase Shares
Shares can be purchased by sending in your investment by wire transfer (see instructions below) or by check payable to E.I.I. Realty Securities Fund.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Fund reserves the right in its sole discretion to: (i) suspend or modify the offering of its shares; (ii) reject purchase orders; or (iii) modify or eliminate the minimum initial investment in the Fund. If your check is returned for any reason, you may be charged for any resulting fees and/or losses. You may only invest in Fund shares legally available in your state. If your account falls below the minimum initial investment as a result of redemptions by you, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account. The Fund does not accept third party checks, credit card checks, money orders or travelers checks.

If you would like to make additional investments by wire transfer after your account is already established, you must call the above number prior to 4:00 p.m. Eastern time to advise the Fund of the incoming wire transfer.


The wiring instructions are:

PNC Bank, N.A.
Philadelphia, PA
ABA # 0310-0005-3
Credit DDA # 86-0195-6004
For credit to E.I.I. Realty Securities Fund
Shareholder Name ___________________
Account No. (required) _______________

Please be advised that the Transfer Agent does not charge a wire fee, but your originating bank may charge you a fee. Always call your E.I.I. representative at 888-323-8912 BEFORE wiring funds.

You may also send a check to the address listed on the following page.

Retirement Plans
You can use the Fund as part of your retirement portfolio. Please contact the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How To Redeem Shares
If we receive your request by 4:00 p.m. Eastern time, your redemption will be processed the same day at the NAV determined as of the close of the NYSE on that day. Shares can be redeemed in one of the following ways:

o By Telephone The easiest way to redeem shares is by calling (888) 323-8912. When you are ready to redeem, call us and tell us which one of the following options you would like to use to send you your proceeds:
      o     Mail a check to the address of record;
      o Wire funds to a domestic financial institution. If you want your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day. The Fund will not accept any bank instruction changes via telephone.
      o     Mail to a previously designated alternate address.

If you do not wish to have telephone authorization on your account, be sure to check the box in #6 on the account application.

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither E.I.I., nor its servicing agents nor the Transfer Agent will be responsible for any losses.

o By Mail Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. You can use the same mailing addresses listed for purchases.

A medallion signature guarantee is required for the following redemption requests:
            o     Your account registration has changed within the last 15 days;
            o     The check is not being mailed to the address on your account;
            o The check is not being made payable to the owner of the account, or
            o The redemption or cash distribution bank instructions have changed.

A medallion signature guarantee can be obtained from a financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the NYSE Medallion Signature Program (MSP). You will earn dividends up to the date your redemption request is processed.

Under certain emergency circumstances, the right of redemption may be suspended or payment of proceeds may be postponed for up to seven days. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends declared will be included with the redemption proceeds.

Keep the following addresses handy for purchases, exchanges, or redemptions.

o     Regular U.S. Mail Address

E.I.I. Realty Securities Fund c/o PFPC
P.O. Box 9822 Providence, RI 02940

o     Overnight Mail Address

Use the following address ONLY for overnight packages:

E.I.I. Realty Securities Fund
c/o PFPC 760 Moore Road
King of Prussia, PA 19406

Exchanges
You may exchange shares of the Fund for shares of the same class of any other series of the Trust. (You may obtain more information about the other series by calling the Fund at 888-323-8912. To exchange your shares, you must give exchange instructions to the Fund or the Transfer Agent either in writing or by telephone.

When exchanging your shares, please keep in mind:

      o An exchange of shares may create a tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

      o When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to the Fund or the Transfer Agent in writing, which will cause a delay.

      o If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

      o Before you exchange your shares, you should review a copy of the current prospectus of the series that you would like to buy.

Frequent Purchases and Redemptions of Fund Shares ("Market Timing")
Market timing can be defined as any attempt to use past prices and other market-generated data to forecast future prices of securities or indexes, whether long-term or intra-day. Market timers evaluate various economic or stock market indicators to determine when to buy or sell securities. Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques. Investors engage in market timing in the belief that, by avoiding periods of market weakness and participating in periods of strength, they should be able to realize superior returns.

The Trust neither encourages nor accommodates market timing of the Fund's shares. To this end, the Board has adopted policies and procedures with respect to market timing.

Prevention. The fair valuation of portfolio securities traded outside the U.S. may prove to be a deterrent to market timing by seeking to resolve any discrepancies between the valuation of these securities as of the close of the relevant foreign market and the perceived value of these securities at the time the Fund calculates its net asset value per share, based on developments in the U.S. market occurring after the foreign market close. With respect to portfolio securities traded in the U.S., fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange. Fair valuation in this context generally is not expected to be a significant deterrent to market timing. When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures.

Detection and Remedies. Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being market timing. The Adviser monitors shareholder activity reports on a weekly and monthly basis for suspected market timing activity based on short-term purchase/sale activity indicative of market timing with another fund family or investment option. Short-term purchase/sale activity is defined as a purchase of the Fund, subsequent redemption and re-purchase of the Fund within 30 days of the initial purchase. Reports include direct and "disclosed" accounts and omnibus accounts of financial intermediaries. If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct the Fund's transfer agent to freeze the account to liquidation only.

The Adviser will undertake to obtain the cooperation of financial intermediaries with respect to monitoring non-disclosed and omnibus accounts. This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary. If the value of the activity and frequency indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only. Each financial intermediary may have unique capabilities and processes for handling these situations. The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary's capabilities.

As noted above, the Fund reserves the right in its sole discretion to reject purchase orders.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. The Fund pays any net capital gains realized as capital gain distributions at least annually. Both dividend and capital gain distributions can be received in one of the following ways:

Reinvestment Option: You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Purchase Application, this option will be assigned to you automatically.

Cash Option: You can have distributions paid to you in cash. A check will be mailed to you no later than 7 days after the payment date.

Income Earned Option: Dividends can be reinvested automatically in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.

Directed Bank Account Option: In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, a distribution will be transferred within 7 days of the payment date. The bank account must have a registration identical to that of your Fund account.

Your choice of distribution should be set up on the original Purchase Application. If you would like to change the option you selected, please call the Transfer Agent at (888) 323- 8912. Additional documentation may be required. The Fund will not accept any changes in wire transfer instructions via telephone.

You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information About Taxes
      o     The Fund intends to qualify as a regulated  investment  company,  in which case it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders. In order to do so, the Fund must meet the Code's diversification requirements. Under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. government securities).
      o Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
      o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. It is likely that they will also be subject to state and local taxes.
      o Dividends from interest on certain U.S. government obligations held by the Fund may be exempt from some state and local taxes. You will receive a statement at the end of each year showing which dividends are exempt. The Fund, however, expects dividends of this kind to be minimal.
      o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
      o Generally, any gain or loss from a sale (redemption) or exchange of shares of the Fund must be recognized for tax purposes. This gain or loss generally will be long-term capital gain or loss if you held your shares of the Fund for more than one year.
      o Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.
      o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
      o You should review the more detailed discussion of federal income tax considerations in the SAI.

THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

ADDITIONAL INFORMATION

The SAI dated October 28, 2005, which contains additional information about the Fund, has been filed with the SEC and is incorporated by reference in this Prospectus. If you would like to receive additional copies of any materials, please call the Fund at (888) 323- 8912.

Shareholder Communications
You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you also will receive updated prospectuses or supplements to this Prospectus. The securities described in this Prospectus and the SAI are not offered in any state in which they may not be sold lawfully. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI. Shareholders also receive quarterly performance updates and reviews.

OTHER INFORMATION ABOUT THE FUND

The Fund
The Fund is a series of the Trust, a Delaware statutory trust that was formed on December 22, 1997. The Fund's business affairs are managed under the general supervision of the Board. The SAI contains the name and general business experience of each Trustee. The Fund may offer three classes of shares. Currently, only the Institutional Class is offered; Adviser and Investor Classes of the Fund's shares have not yet commenced operations. In addition to the Fund, the Trust also offers the E.I.I. International Property Fund, which is described in a separate prospectus and SAI. The Board may establish additional series or classes of the Trust without shareholder approval.

Share Classes
The Fund currently offers only the class of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares through a separate prospectus.

Code Of Ethics
E.I.I. and the Trust have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Portfolio Turnover
The Fund anticipates that its portfolio turnover rate for any one year will not exceed 60%, which is lower than the turnover rate for many comparable real estate securities funds. The Fund, however, will not limit its portfolio turnover when market conditions dictate a more active trading policy and trading portfolio securities is appropriate. A lower portfolio turnover rate will result in a lower rate of net realized capital gains to the Fund and will decrease the portion of the Fund's distributions constituting taxable capital gains.

Investment Performance
The performance of the Fund may be advertised by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Performance information is contained in the Annual and Semi-Annual reports. You may obtain a copy of the Annual and Semi-Annual Reports free of charge by calling toll-free (888) 323- 8912.

OTHER SECURITIES AND INVESTMENT PRACTICES

The following are some of the types of securities the Fund may purchase under normal market conditions. The majority of the Fund's portfolio is made up of equity securities. For cash-management or temporary defensive purposes in response to market conditions, the Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective(s). For more information and a more complete description, see the SAI.

ASSET-BACKED SECURITIES--a form of complex security, similar to mortgage-related securities, but with a less effective security interest in the related collateral.

CONVERTIBLE SECURITIES--including bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

CORPORATE DEBT SECURITIES--including corporate bonds, debentures, notes, and other similar instruments and convertible securities, and some forms of preferred or preferenced stock.

MONEY MARKET INSTRUMENTS--The Fund may invest in the following types of money market instruments:

      o U.S. Government Securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency. There is no guarantee that the U.S. government will provide support to agencies or instrumentalities if they are unable to meet their obligations.

      o Bank Obligations. Certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

      o Commercial Paper. Short-term, unsecured promissory notes issued to short- term credit needs.

MORTGAGE-RELATED SECURITIES--securities backed by a mortgage or a pool of mortgages. These securities are derivative instruments, because their value is linked to or derived from another security, instrument or index.

      o Commercial Mortgage-Related Securities. Generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.

      o Residential Mortgage-Related Securities. Securities representing interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or issued by private entities.

      o     Collateral   Mortgage   Obligations  and  Multi-Class   Pass-Through
            Securities.   Multiclass   bonds   backed   by  pools  of   mortgage
            pass-through certificates or mortgage loans.

ZERO COUPON SECURITIES--securities purchased at a discount from face value. The face value of the security is received at its maturity, with no periodic interest payments before maturity. These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

ILLIQUID SECURITIES--securities that are not readily marketable. The Fund will not invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days, in the usual course of business, at approximately the price at which the Fund has valued them.

RESTRICTED SECURITIES--unregistered securities that are subject to restrictions on resale, sometimes referred to as private placements. Although securities that may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered "restricted securities," the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market.

INVESTMENT COMPANIES--securities issued by other investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to: (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company; and (iii) 10% of the Fund's total assets in the aggregate. The Fund will invest in another investment company only if it has an investment objective that is similar to that of the Fund's.

These  instruments  and  investment  practices  and  certain  related  risks are
described  more   specifically   under  "Portfolio   Securities  and  Investment
Practices" in the SAI.

FINANCIAL HIGHLIGHTS

This financial highlight table is intended to help you understand the Fund's financial performance for the last five fiscal years ended June 30. Certain information reflects financial results for a single Institutional share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This financial information has been derived from financial statements that have been audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. A more extensive financial presentation is available in the Fund's Annual Report, which is available upon request.

FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                 Year Ended      Year Ended     Year Ended      Year Ended     Year Ended
                                                June 30, 2005  June 30, 2004   June 30, 2003  June 30, 2002   June 30, 2001
                                                -------------- --------------- -------------- --------------- --------------
Net Asset Value, Beginning of Year                 $12.59          $10.30         $11.81          $11.01          $9.48
                                                -------------- --------------- -------------- --------------- --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net Investment Income...............           0.40            0.56           0.38            0.45           0.50
     Net Gain (Loss) on Securities (Realized
and Unrealized)..........................           3.92            2.04          (0.64)           0.81           1.42
                                                -------------- --------------- -------------- --------------- --------------
          Total from Investment Operations  .       4.32            2.60          (0.26)           1.26           1.92
                                                -------------- --------------- -------------- --------------- --------------

LESS DISTRIBUTIONS
     Net Investment Income...............          (0.25)          (0.26)         (0.35)          (0.46)         (0.39)
     Net Capital Gains...................          (2.98)          (0.05)         (0.90)            -               -
                                                -------------- --------------- -------------- --------------- --------------
          Total Distributions............          (3.23)          (0.31)         (1.25)          (0.46)         (0.39)
                                                -------------- --------------- -------------- --------------- --------------

Net Asset Value, End of Year.............          $13.68          $12.59         $10.30          $11.81         $11.01
                                                ============== =============== ============== =============== ==============

TOTAL RETURN.............................          36.15%          25.48%         (1.19%)         11.89%         20.84%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (thousands)......          $68,697        $96,305        $113,650        $189,067       $184,844

Ratio of Expenses to Average Net Assets             1.00%          1.00%           1.00%          1.00%           1.00%
Ratio of Expenses to Average Net Assets
(Excluding Waivers and Assumptions of
Expenses)                                           1.20%          1.13%           1.12%          1.06%           1.08%
Ratio of Net Investment Income to Average Net
Assets                                              2.06%          3.76%           5.15%          5.16%           5.19%
Ratio of Net Investment Income to Average Net
Assets (Excluding Waivers and Assumptions of
Expenses)                                           1.86%          3.63%           5.03%          5.10%           5.11%
Portfolio Turnover Rate..................            43%            86%             57%            72%             20%


          OFFICERS AND TRUSTEES                                         TRANSFER AGENT
          Richard J. Adler, Chief Executive Officer and                 PFPC Inc.
          President                                                     760 Moore Road
          Lynn P. Marinaccio, Secretary                                 King of Prussia, Pennsylvania 19406
          Michael J. Meagher, Treasurer and Chief Compliance
          Officer
          Warren K. Greene, Independent Chairman and Trustee
          Joseph Gyourko, Independent Trustee                           CUSTODIAN
          Richard W. Hutson, Independent Trustee                        PFPC Trust Company
          Christian A. Lange, Trustee                                   8800 Tinicum Boulevard
                                                                        Philadelphia, Pennsylvania 19153


          INVESTMENT ADVISER AND ADMINISTRATOR                          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          E.I.I. Realty Securities, Inc.                                Ernst & Young LLP
          717 Fifth Avenue                                              5 Times Square
          10th Floor                                                    New York, New York 10036
          New York, New York 10022
          (212) 644-0794
                                                                        LEGAL COUNSEL
          SUB- ADMINISTRATOR                                            Kramer Levin Naftalis & Frankel LLP
          PFPC Inc.                                                     1177 Avenue of the Americas
          4400 Computer Drive                                           New York, New York 10036
          Westborough, Massachusetts 01581




Statement of Additional Information. The SAI provides a more complete discussion about the Fund and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports to shareholders contain additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Review or Obtain This Information. The SAI and Annual and Semi-Annual Reports are available without charge upon request by calling the Fund toll-free at (888) 323-8912 or by calling or writing a broker-dealer or other financial intermediary that sells the Fund. This information and other information about the Fund are available on the EDGAR database on SEC's Internet site at http://www.sec.gov. In addition, this information may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




                       (Logo)E.I.I. REALTY SECURITIES FUND
                                 (888) 323-8912

Investment Company Act No. 811-08649

                       E.I.I. International Property Fund


                              Institutional Shares



                       INVESTMENT PROSPECTUS & APPLICATION


                                  800-667-0794

                       E.I.I. INTERNATIONAL PROPERTY FUND


                                   Prospectus
                                October 28, 2005
                       General Information (800) 667-0794






                                Table of Contents

Introduction................................................................1
Risk/Return Summary.........................................................1
Fund Expenses...............................................................3
Investment Objective, Principal Strategies and Related Risks................4
Portfolio Management and Fund Operations....................................8
Securities in which the Fund Invests........................................8
Investing in the Fund.......................................................9
Dividends, Distributions and Taxes.........................................13
Additional Information.....................................................14
Other Information about the Fund...........................................14
Other Securities and Investment Practices..................................15
Financial Highlights.......................................................17










AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

INTRODUCTION

This Prospectus sets forth information you should consider before investing in the E.I.I. International Property Fund (the Fund"). The Fund is a non-diversified series of the E.I.I. Realty Securities Trust (the "Trust"), which is an open-end managed investment company commonly known as a mutual fund.

RISK/RETURN SUMMARY

Investment Objective
The Fund's investment objective is to provide current income and long term capital gains.

Principal Strategies
The Fund seeks to achieve its investment objective by investing primarily in companies whose business is to own, operate, develop and manage international real estate. Under normal market circumstances, the Fund will invest at least 80% of its net assets in the equity or convertible securities of non-U.S. companies (with a primary emphasis on real estate investment trusts ("REITs")) that are `principally engaged' in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. For purposes of this policy, `net assets' includes any borrowings for investment purposes. In this Prospectus, `REITs' are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. `Principally engaged' means that at least 50% of a company's revenues are derived from such real estate activities or at least 50% of the fair market value of a company's assets are invested in real estate. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

The Fund will invest primarily in debt and equity securities of international property companies and REITs that have as their primary objective the ownership and management of real estate assets. International property companies may include hotel and gaming companies, retailers, theatre companies, supermarket chains, developers and mortgage companies. Debt securities acquired by the Fund will be investment grade, rated by a rating agency such as Standard & Poor's or any other recognized rating agency that E.I.I. Realty Securities, Inc., the Fund's investment adviser ("E.I.I.' or the `Adviser") approves for this purpose. Under normal market conditions, the Fund's investments primarily will consist of:

      o Income producing real estate securities (including equity, mortgage, preferred stock and hybrid REITs);
      o     Real estate operating companies ("REOCs");
      o Securities convertible into common stocks (including convertible preferred stocks, rights and warrants) of real estate companies; and
      o Real estate related fixed-income securities (such as convertible debentures, unsecured debentures and mortgage-backed securities).

By investing in the major international property markets outside the U.S. (including those in emerging market countries), the Fund seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in the global property markets, and broad exposure to investing in different markets worldwide. In the opinion of the Adviser, property securities provide a higher level of local market exposure and income returns than other types of equity securities. Property company returns do not tend to be highly correlated with either local or foreign broad-based securities markets.

The Adviser also will seek to maximize risk-adjusted returns and will evaluate the relative risks of each investment in the context of overall portfolio risk. This is especially important given the international orientation of the Fund. The Adviser will closely monitor the Fund's exposure to markets and countries with the highest levels of risk (as measured by standard deviation of returns).

In order to attempt to meet the Fund's investment objective, the Adviser will seek to invest in securities that will provide sufficient current income and liquidity. Since the Fund will have an overall value orientation, portfolio turnover is anticipated to be low, thereby minimizing the Fund's expenses. The Adviser will monitor the Fund's exposure to a wide variety of property markets to ensure that portfolio risk levels are within the Adviser's internal guidelines.

E.I.I.'s investment process employs a combination of a `top-down,' macro level analysis by its Investment Committee, together with rigorous `bottom-up,' fundamental securities and real estate research and analysis on individual companies by its analyst team.

Principal Investment Risks
The Fund will invest primarily in issuers whose activities are real estate-related. Risks associated with investing in the securities of companies in the real estate industry include the following: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

The Fund's investments are subject to market fluctuations and other risks inherent in investing. The value of the shares and income from investments can decline as well as rise and an investor may not get back the amount originally invested. Changes in exchange rates between currencies or the conversion from one currency to another may also cause the value of the investments to diminish or increase. Changes in interest rates may affect both the yield and value of investments. The difference at any one time between the sale and repurchase price of any investment means that the investment should be viewed as medium to long-term.

The Fund's investment in mortgage-backed securities is subject to prepayment risk. Because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower interest rates.

The Fund is non-diversified. As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's price, yield and total return will fluctuate. You may lose money if the Fund's investments do not perform well.

Investing in the securities of issuers located in emerging market countries involves additional risks, including:

      o Currency depreciation. The Fund's assets may be invested in securities that are denominated in currencies other than the U.S. dollar, and any income or capital gains received by the Fund from those investments or their sale will be received in those currencies. Historically, most emerging market country currencies have experienced significant depreciation against the U.S. dollar. Some emerging market country currencies may continue to fall in value against the U.S. dollar.

      o Country risk. The value of the Fund's assets may be affected by uncertainties within each individual emerging market country in which it invests, such as changes in government policies, industry nationalization, taxation, currency repatriation restrictions and other developments in the law or regulations of these countries and, in particular, by changes in legislation relating to the level of foreign ownership in companies.

      o Stockmarket practices. Many stockmarkets in emerging market countries are undergoing a period of rapid growth and are less regulated than many of the developed country stockmarkets. In addition, market practices relating to settlement of securities transactions and custody of assets in emerging market countries can pose increased risk to the Fund and may involve delays in obtaining accurate information on the value of securities (which may, as a result affect the calculation of the Fund's net asset value per share ("NAV")). Emerging market country stockmarkets, in general, are less liquid than those of developed countries. Purchases and sales of investments may take longer than would otherwise be expected on developed stockmarkets and transactions may need to be conducted at unfavorable prices.

      o Information quality. Accounting, auditing and financing reporting standards, practices and disclosure requirements applicable to some companies in emerging market countries may differ from those applicable in developed countries in that less information is available to investors and such information may be out of date or carry a lower level of assurance.

Investor Profile
The Fund may be appropriate for investors who:

      o     seek to grow capital over the long term;
      o are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry;
      o     can  withstand  volatility in the value of their shares of the Fund;
            and
      o wish to add to their personal investment portfolio a fund that invests primarily in companies operating in the international real estate industry.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program. An investment in the Fund should be a long-term investment and the Fund is not intended to be used as a trading vehicle.

Fund Performance
The Fund commenced operations on July 1, 2004. Because the Fund has not yet had a full calendar year of performance, no performance information is included in this Prospectus.

FUND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

                                Shareholder Fees
 (fees paid directly from your investment as a percentage of the offering price)

  Maximum Sales Charge (Load) Imposed on Purchases                      None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends           None
  Maximum Deferred Sales Charge                                         None
  Redemption Fees                                                       None
  Exchange Fees                                                         None
  Maximum Account Fee                                                   None

You may be charged additional fees if you purchase, exchange or redeem shares through a broker or agent.

                         Annual Fund Operating Expenses
          (expenses that are deducted from Fund assets as a percentage of average daily net assets)

                                                Institutional Shares
        -------------------------------------- -----------------------
        Investment Advisory Fees                       0.75%
        -------------------------------------- -----------------------
        Administration Fees                            0.15%
        -------------------------------------- -----------------------
        Rule 12b-1 Distribution Fees                    None
        -------------------------------------- -----------------------
        Other Expenses                                 0.75%
                                                       -----
        -------------------------------------- -----------------------
        Total Fund Operating Expenses *                1.65%
        -------------------------------------- -----------------------

*Until further notice to shareholders, the Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the Fund to the extent necessary to limit the total annual expenses of the Fund's Institutional class shares to not more than 1.00% of those shares' average daily net assets. To the extent that the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the 1.00% expense limitation stated above. The Adviser may terminate this voluntary arrangement at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year            3 Years           5 Years            10 Years
           ------            -------           -------            --------
            $168              $520               $897              $1,955

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RELATED RISKS

Investment Objective
The Fund's investment objective is to provide current income and long term capital gains.

Principal Investment Strategies
The Fund seeks to achieve its objective by investing in companies that own, operate, develop and manage real estate. Typically, an investment in commercial real estate provides a significant current return, customarily in the form of dividends, and additional appreciation potential, which means that the price of the investment increases over time. Maintaining a significant component of current income, or dividends, may serve to provide portfolio stability during periods of overall market fluctuations. To pursue capital appreciation, the Fund will target companies with the highest risk-adjusted total return potential.

In addition, the Fund may invest in other securities, as described in the section entitled `Other Securities and Investment Practices.'

Investment Philosophy
E.I.I.'s investment philosophy is to achieve attractive risk-adjusted total returns by investing primarily in a diversified portfolio of real estate securities of companies, which it deems to be of the highest quality available in the marketplace. In this regard, E.I.I. deems high-quality companies to be candidates for the portfolio when a number of the following conditions are met:

      o     Experienced,  dedicated  management teams are in place,  which have,
            significant  inside  ownership  of  shares,   have  capital  markets
            expertise, and have a pro-shareholder orientation.

      o The companies have long-term strategies, which position them for sustainable cash flow growth.

      o The balance sheets of the individual companies are positioned to enable significant growth.

Investment Process
The Adviser will employ its, and its affiliate's, extensive international real estate experience in a value-oriented approach to maximizing risk-adjusted returns. The Adviser believes that property markets are inefficient relative to other markets, and will seek to take advantage of pricing anomalies that are discovered through the Adviser's fundamental approach to valuing companies. Unlike industrial sectors, the property sector cannot easily adjust to changes in market conditions. Properties take time to develop and either sell or lease, and once a project has begun, it is difficult to stop. Rents and property values also take time to adjust, and this economic friction can lead to market pricing inefficiencies, which, in the opinion of the Adviser, should provide the Fund with investment opportunities.

The investment process results from the Adviser's experience in the real estate and international financial markets and involves a highly disciplined, value-oriented approach. The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects. Prior to investing in any market, the Fund's portfolio managers will have met with key government and company executives to assess firsthand the investment opportunity. This is most critical for companies operating in emerging market countries, as the economic data used by the Adviser for screening opportunities in these countries generally are not as accurate or timely as the data available for developed countries.

Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends. The economic factors that directly affect supply and demand of various property types include: job growth, building permit trends, financial market liquidity and interest rates, absorption, and pending additions to supply. The primary sources for this economic data include broker research, databases compiled by Bloomberg and other Internet-based econometric services, the real estate brokerage community and market contacts.

After isolating those companies that are most likely to provide investment opportunities, the Adviser will use company models to further refine the analysis. The key components of the Adviser's models are both quantitative and subjective. The Adviser focuses on each company's ability to generate cash flow to cover recurring capital expenditures and fixed charges to support ongoing business. Foremost among the Adviser's primary quantitative screens is access to capital, which is critical to such asset-intensive companies. Net asset values of companies will be evaluated in the context of a break-up or liquidation scenario, but they will not be used exclusively in the determination of overall company value. As many of these companies depend on growth to enhance shareholder value, the Adviser also will look for companies whose growth opportunities are not fully valued by the market. Non-quantitative measures will focus on the quality of management and ownership, management's financial commitment, and market niche/business focus. This is where the Adviser's real estate contacts and market experience become most critical.

The resulting list of potential investments is then re-analyzed in the context of market conditions. Once the valuations are confirmed, the investment is reviewed by the senior management of the Adviser for final approval. As part of the approval process, both buy and sell target prices are set for each investment. The valuations are reviewed quarterly or more frequently if new developments require, and target prices may be reset with the approval of senior management of the Adviser. Once the sell target price has been reached, the position must be sold or a new target price set.

E.I.I.'s Investment Committee is composed of its three portfolio managers as well as analysts and strategists.

Investment Committee Decision Process:
E.I.I.'s Investment Committee analyzes international and regional economic trends and the market for different types of real estate including residential, retail, hotel, industrial and office properties. In addition, the Investment Committee makes assessments of the economic environment and securitization trends, and then derives an investment strategy formulated to take advantage of perceived opportunities.

International Analyst Team Decision Process:
E.I.I.'s international analyst team tracks a universe of more than 200 individual companies that are analyzed and considered for potential investment. Companies are evaluated on both a quantitative and a qualitative basis in order to determine which companies may provide attractive risk-adjusted returns. E.I.I.'s international analyst team evaluates and analyzes companies based upon the following criteria:

Qualitative Analysis:
      o     Management strength;
      o     Business strategy;
      o     Financial strength; and
      o     Competitive advantages within the marketplace.

Quantitative Analysis:
      o     Cash flow and dividend growth prospects;
      o     Risk-adjusted    total   return    expectations    using    numerous
            methodologies;
      o Real estate analysis using criteria such as capitalization rates and values on a square footage basis; and
      o     Balance sheet strength and relative cost of capital.

Integral parts of E.I.I.'s investment process include:
      o Performing individual property and market evaluations which are important to understanding the company's portfolio;
      o Verifying that the company's assets are consistent with management's stated strategy;
      o Finding and reviewing any problems relating to the company's properties;
      o Evaluating the company's properties and their position in the markets; and
      o     Assessing the quality of property management.

Guidelines
The Fund will invest primarily in companies located in Germany, France, Switzerland, Belgium, Italy, Spain, Portugal, Finland, Sweden, Denmark, Norway, Ireland and the United Kingdom and may also invest in the emerging markets of Europe. The Fund will also invest in Asia, primarily Japan, Hong Kong, Singapore and Australia. The Fund will not participate in currency hedging or private placements. The Fund has no current intention to borrow for the purpose of leveraging the portfolio.

The Fund will invest no more than 10% of its total assets in the securities of any one issuer or in companies operating in emerging market countries. For the purposes of this Prospectus, `emerging market countries' are defined as countries with gross domestic product per capita of no more than $10,000 and such other criteria as the Adviser may deem relevant.

The Fund seeks to exceed the performance of its benchmark, the European Public Real Estate Association (EPRA) Europe Index 60% and Asia Index 40%. The benchmark is customized by regional allocation to more closely reflect our philosophy regarding the country allocation within the portfolio.

The Fund generally will hold on average 30 to 35 stocks, but at times may go as high as 50 stocks, as market conditions warrant.

The Fund will invest 100% of its holdings in debt or equity securities of publicly listed companies.

The Fund will be limited to investing no more than three times a country's weight in the Index, although the Adviser may, in its discretion, exceed this limitation in order to maintain a meaningful position in a particular security. No single country will exceed 30% of the Fund's portfolio (with the exception of the United Kingdom, which can represent over 50% of the Index).

Diversification Requirements
The Securities and Exchange Commission (the "SEC") and the Internal Revenue Service (the "IRS") impose certain requirements with which all mutual funds must comply. The Fund monitors these limitations on an ongoing basis. These diversification provisions and requirements are discussed further in the Fund's Statement of Additional Information ("SAI").

      o SEC Requirement: The Fund is not `diversified' according to certain federal securities provisions regarding diversification of its assets. As a non-diversified investment company, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.
      o IRS Requirement: The Fund intends to comply with certain federal tax requirements regarding the diversification of its assets. Generally under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. Government securities).

Risk Factors
The Fund is designed for long-term investors who can weather changes in the value of their investment. By itself, the Fund does not constitute a complete investment plan.

The principal risks that you may assume as an investor in the Fund are described below.

The following risks are common to all mutual funds:

Market risk is the risk that the market value of a security will fluctuate depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth less than the price the Fund originally paid for it, or less than the security was worth at an earlier time. Market risk may affect a single security, an industry, a sector of the economy, or the entire market, and is common to all investments.

Manager risk is the risk that the Adviser may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the Adviser may fail to execute an investment strategy effectively and thus fail to achieve its objective.

The following risk is common to mutual funds that invest in equity securities:

Equity risk is the risk that the value of a security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow, equity securities are entitled to the residual value after the company meets its other obligations. For example, holders of debt securities have priority over holders of equity securities to a company's assets in the event of bankruptcy.

The following risks are common to mutual funds that invest in real estate securities:

Real estate risk is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other factors associated with real estate. While the Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs may be affected by changes in property value, while mortgage REITs may be affected by credit quality.

Regulatory risk is the risk that certain REITs may fail to qualify for pass-through of income under federal tax law or to maintain their exemption from the registration requirements under federal securities laws.

The following risks are common to mutual funds that invest in foreign securities:

Foreign issuer risk is the risk that foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts.

Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

The following risks are common to mutual funds that invest in fixed income securities:

Interest rate risk. The value of a fixed income security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by fixed income securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

Reinvestment risk is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

Credit (or default) risk is the risk that the issuer of a fixed income security will be unable to make timely payments of interest or principal.

The following risk is common to mutual funds that invest in CMOs:

Prepayment risk is the risk that a mortgage-related security's maturity will be shortened by unscheduled prepayments on the underlying mortgages. Prepayments may result in a gain or loss to the Fund and may reduce the return on the Fund's investments.

Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

PORTFOLIO MANAGEMENT AND FUND OPERATIONS

Advisory Services
The Trust, on behalf of the Fund, has entered into an investment advisory agreement with E.I.I. Realty Securities, Inc., 717 Fifth Avenue, New York, New York 10022. E.I.I. provides the Fund with investment management and financial advisory services, including purchasing and selling the securities in the Fund's portfolio, at all times subject to the policies set forth by the Trust's Board of Trustees (the "Board"). E.I.I. identifies and analyzes possible investments for the Fund, determines the amount and timing of such investments, and determines the forms of investments. E.I.I. also monitors and reviews the Fund's portfolio. Under the Fund's investment advisory agreement with E.I.I., for the fiscal year ended June 30, 2005, the Fund paid a monthly advisory fee to the Adviser calculated at an annual rate of 0.75% of the Fund's average daily net assets.

E.I.I. was formed in 1993 and is registered with the SEC as an investment adviser. It provides real estate securities portfolio management services to U.S. tax-exempt institutions and other investors. E.I.I. is a wholly-owned subsidiary of European Investors Incorporated, which is a registered investment adviser providing both general securities and real estate securities portfolio management services. E.I.I. and European Investors Incorporated are owned by management.

European Investors Incorporated was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services.

Portfolio Managers
James E. Rehlaender is primarily responsible for the day-to-day management of the Fund's portfolio and Peter Nieuwland serves as the SeniorAnalyst and Assistant Portfolio Manager of the Fund.

JAMES E. REHLAENDER has been a Managing Director of E.I.I. since 2000. He is a member of the firm's REIT and global real estate investment committees and he is responsible for the firm's global real estate investment activities. Mr. Rehlaender has co-managed the Fund since its inception. Prior to joining E.I.I., Mr. Rehlaender, in association with one of the largest German insurance companies, developed and founded Global Property Advisors in 1996. In 2000, Global Property Advisors merged with E.I.I. From 1983 to 19996, Mr. Rehlaender developed and marketed REIT investments for La Salle Partners and was intimately involved in many complex real estate project financings, workouts and investment advisory assignments. He has a BA from the College of William and Mary and an MBA from Northwestern University.

PETER NIEUWLAND, CFA, has been a Vice President of E.I.I. since 2001. He is an analyst for the firm's global real estate securities strategy. He has assisted in the portfolio management of the Fund since the Fund's inception. From 1996 to 2001, Mr. Nieuwland was an analyst and portfolio manager for ABP Investments in Amsterdam. Mr. Nieuwland's responsibilities included analyzing public and private U.S. and European real estate companies, disposing of direct real estate holdings, and analyzing private placements in public real estate companies. He earned an MBA equivalent from the University of Maastricht and is a CFA Charterholder.

The SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of the Fund's shares.

SECURITIES IN WHICH THE FUND INVESTS

A REIT is a corporation or a business trust that combines the capital of many investors for investment primarily in income-producing real estate or real estate-related loans or interests. The shares of a REIT are often freely traded on a major stock exchange. A REIT must meet certain requirements contained in the Internal Revenue Code of 1986, as amended (the "Code"), in which case it generally does not pay federal corporate income tax. Generally, a REIT is required to invest a substantial portion of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually substantially all of its otherwise taxable income. Most states honor this federal income tax treatment and do not require REITs to pay state income tax. As a result, nearly all of a REIT's income can be distributed to shareholders without the imposition of a corporate level income tax. However, unlike a partnership, a REIT cannot pass its tax losses through to its investors.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. The Fund will invest predominantly in equity REITs. The Fund may also invest in mortgage and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, these REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development, or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of REITs are affected by tax and regulatory requirements and by perceptions of management skill. REITs also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Code or to maintain its exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTING IN THE FUND

Share Price
Shares are purchased and redeemed at the Fund's daily share price, called its net asset value. The NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment. The Fund's NAV is calculated each business day as of the close of the New York Stock Exchange (the "NYSE") (normally at 4:00 p.m. Eastern time). Shares are purchased at the next share price calculated after your investment instructions are received and accepted. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by the Fund to affect the NAV materially.

Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the Fund's NAV may change on days when you are not able to buy or sell Fund shares.

Valuation of Portfolio Securities
The Fund's NAV is calculated by adding up the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund. The Fund's assets are valued primarily on the basis of readily available market quotations. When these quotations are not readily available, however, the Fund may price its investments at fair value according to procedures approved by the Board. A security's market quotation may not be considered "readily available" in situations in which: (i) the security's trading has been halted or suspended;
(ii) the security has been de-listed from a national exchange; (iii) the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; (iv) the security has not been traded for an extended period of time; (v) the security's primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to government-imposed restrictions; (vii) the security has reached a pre-determined range of trading set by a foreign exchange ("limit up" or "limit down" price), and no trading or limited trading has taken place at the limit up price or limit down price; (ix) the security's sales have been infrequent or a "thin" market in the security exists; or (x) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a "thin" market in the security.

A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions. In this regard, consideration must be given to significant events (especially with respect to foreign securities) that have occurred after the exchange or market has closed but before the time as of which the Fund's NAV is calculated. Significant events may relate to a single issuer or to an entire market sector. In addition, significant fluctuations in domestic or foreign markets may constitute a significant event.

The Board has delegated the fair valuation of the Fund's portfolio securities to a Pricing Committee, comprised of the Adviser's personnel.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Investing With E.I.I.
The following sections describe how to open an account, how to access information on your account, and how to purchase and redeem shares of the Fund.

The minimum initial investment for Institutional Shares is $1 million. This minimum may be reduced at E.I.I.'s sole discretion. Employees and officers of E.I.I. and its affiliates and immediate family members may purchase Institutional Shares without being subject to the minimum investment. There is no minimum for additional investments.

How To Open Your Account
To  open  an  account,   complete  the  appropriate  sections  of  the  Purchase
Application, carefully following instructions. Please be sure to include your name, date of birth, street address, Social Security or Taxpayer Identification number on the Purchase Application. Additional documentation may be required. If you have any questions, please contact the Fund directly at (212) 644-0794 or the Transfer Agent at (888) 323-8912. You will automatically have telephone redemption privileges unless you indicate that you do not wish to have this privilege. You can do so on section #6 of the account application.

Orders through Brokers
The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.

Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Customer orders placed through an authorized broker will be priced at the Fund's NAV next computed after such orders are received by the broker or the broker's authorized designee and accepted by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

If an investor effects a transaction through a broker or agent, the broker or agent may charge transaction fees on the purchase and/or sale of Fund shares.

Customer Identification
The Fund seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

How To Purchase Shares
Shares can be purchased by sending in your investment by wire transfer (see instructions below) or by check payable to E.I.I. International Property Fund.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Fund reserves the right, in its sole discretion, to (i) suspend or modify the offering of its shares; (ii) reject purchase orders; or (iii) modify or eliminate the minimum initial investment in the Fund. If your check is returned for any reason, you may be charged for any resulting fees and/or losses. You may only invest in Fund shares legally available in your state. If your account falls below the minimum initial investment as a result of redemptions by you, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account. The Fund does not accept third party checks, credit card checks, money orders or travelers checks.

If you would like to make additional investments by wire transfer after your account is already established, you must call the above number prior to 4:00 p.m. Eastern time to advise the Fund of the incoming wire transfer.

The wiring instructions are:

      PNC Bank, N.A.
      Philadelphia, PA
      ABA # 0310-0005-3
      Credit DDA #86-0195-6004
      For credit to E.I.I. International Property Fund
      Shareholder Name ___________________
      Account No. (required)_______________

Please be advised that the Transfer Agent does not charge a wire fee, but your originating bank may charge you a fee. Always call your E.I.I. representative at 888-323-8912 BEFORE wiring funds.

You may also send a check to the address listed on the following page.

Retirement Plans
You can use the Fund as part of your retirement portfolio. Please contact the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How To Redeem Shares
If we receive your request by 4:00 p.m. Eastern time, your redemption will be processed the same day at the NAV determined as of the close of the NYSE on that day. Shares can be redeemed in one of the following ways:

o By Telephone. The easiest way to redeem shares is by calling 888-323-8912. When you are ready to redeem, call us and tell us which one of the following options you would like to use to send you your proceeds:
      o     Mail a check to the address of record;
      o Wire funds to a domestic financial institution. If you want your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day. The Fund will not accept any bank instruction changes via telephone.
      o     Mail to a previously designated alternate address.

If you do not wish to have telephone authorization on your account, be sure to check the box in #6 on the account application.

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither E.I.I., nor its servicing agents nor the Transfer Agent will be responsible for any losses.

o By Mail. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. You can use the same mailing addresses listed for purchases.

A medallion signature guarantee is required for the following redemption requests:
            o     Your account registration has changed within the last 15 days;
            o     The check is not being mailed to the address on your account;
            o The check is not being made payable to the owner of the account, or
            o The redemption or cash distribution bank instructions have changed.

A medallion signature guarantee can be obtained from a financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the NYSE Medallion Signature Program (MSP). You will earn dividends up to the date your redemption request is processed.

Under certain emergency circumstances, the right of redemption may be suspended or payment of proceeds may be postponed for up to seven days. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends declared will be included with the redemption proceeds.

Keep the following addresses handy for purchases, exchanges, or redemptions.

o     Regular U.S. Mail Address

      E.I.I. International Property Fund c/o PFPC
      P.O. Box 9822 Providence, RI 02940

o     Overnight Mail Address

Use the following address ONLY for overnight packages:

      E.I.I.  International  Property  Fund
      c/o  PFPC 760  Moore  Road
      King of Prussia, PA 19406

Exchanges
You may exchange shares of the Fund for shares of the same class of any other series of the Trust. (You may obtain more information about the other series by calling the Fund at 888-323-8912. To exchange your shares, you must give exchange instructions to the Fund or the Transfer Agent either in writing or by telephone.

When exchanging your shares, please keep in mind:

      o An exchange of shares may create a tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

      o When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to the Fund or the Transfer Agent in writing, which will cause a delay.

      o If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

      o Before you exchange your shares, you should review a copy of the current prospectus of the series that you would like to buy.

Frequent Purchases and Redemptions of Fund Shares ("Market Timing")
Market timing can be defined as any attempt to use past prices and other market-generated data to forecast future prices of securities or indexes, whether long-term or intra-day. Market timers evaluate various economic or stock market indicators to determine when to buy or sell securities. Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques. Investors engage in market timing in the belief that, by avoiding periods of market weakness and participating in periods of strength, they should be able to realize superior returns.

The Trust neither encourages nor accommodates market timing of the Fund's shares. To this end, the Board has adopted policies and procedures with respect to market timing.

Prevention. The fair valuation of portfolio securities traded outside the U.S. may prove to be a deterrent to market timing by seeking to resolve any discrepancies between the valuation of these securities as of the close of the relevant foreign market and the perceived value of these securities at the time the Fund calculates its net asset value per share, based on developments in the U.S. market occurring after the foreign market close. With respect to portfolio securities traded in the U.S., fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange. Fair valuation in this context generally is not expected to be a significant deterrent to market timing. When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures.

Detection and Remedies. Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being market timing. The Adviser monitors shareholder activity reports on a w,eekly and monthly basis for suspected market timing activity based on short-term purchase/sale activity indicative of market timing with another fund family or investment option. Short-term purchase/sale activity is defined as a purchase of the Fund, subsequent redemption and re-purchase of the Fund within 30 days of the initial purchase. Reports include direct and "disclosed" accounts and omnibus accounts of financial intermediaries. If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct the Fund's transfer agent to freeze the account to liquidation only.

The Adviser will undertake to obtain the cooperation of financial intermediaries with respect to monitoring non-disclosed and omnibus accounts. This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary. If the value of the activity and frequency indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only. Each financial intermediary may have unique capabilities and processes for handling these situations. The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary's capabilities.

As noted above, the Fund reserves the right in its sole discretion to reject purchase orders.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends from its net investment income annually. The Fund pays any net capital gains realized as capital gain distributions at least annually. Both dividend and capital gain distributions can be received in one of the following ways:

Reinvestment Option: You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Purchase Application, this option will be assigned to you automatically.

Cash Option: You can have distributions paid to you in cash. A check will be mailed to you no later than 7 days after the payment date.

Income Earned Option: Dividends can be reinvested automatically in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.

Directed Bank Account Option: In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, a distribution will be transferred within 7 days of the payment date. The bank account must have a registration identical to that of your Fund account.

Your choice of distribution should be set up on the original Purchase Application. If you would like to change the option you selected, please call the Transfer Agent at 888-323-8912. Additional documentation may be required. The Fund will not accept any changes in wire transfer instructions via telephone.

You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information About Taxes
      o     The Fund intends to qualify as a regulated  investment  company,  in which case it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders. In order to do so, the Fund must meet the Code's diversification requirements. Under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. government securities).

      o Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
      o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. It is likely that they will also be subject to state and local taxes.
      o Dividends from interest on certain U.S. government obligations held by the Fund may be exempt from some state and local taxes. You will receive a statement at the end of each year showing which dividends are exempt. The Fund, however, expects dividends of this kind to be minimal.
      o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
      o Generally, any gain or loss from a sale (redemption) or exchange of shares of the Fund must be recognized for tax purposes. This gain or loss generally will be long-term capital gain or loss if you held your shares of the Fund for more than one year.
      o Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.
      o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
      o You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

ADDITIONAL INFORMATION

The SAI dated October 28, 2005, which contains additional information about the Fund, has been filed with the SEC and is incorporated by reference in this Prospectus. If you would like to receive additional copies of any materials, please call the Fund at (888) 323- 8912.

Shareholder Communications
You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you also will receive updated prospectuses or supplements to this Prospectus. The securities described in this Prospectus and the SAI are not offered in any state in which they may not be sold lawfully. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI. Shareholders also receive quarterly performance updates and reviews.

OTHER INFORMATION ABOUT THE FUND

The Fund
The Fund is a series of the the Trust, a Delaware statutory trust that was formed on December 22, 1997. The Fund's business affairs are managed under the general supervision of the Board. The SAI contains the name and general business experience of each Trustee. The Fund may offer three classes of shares. Currently, only the Institutional Class is offered; Adviser and Investor Classes of the Fund's shares have not yet commenced operations. In addition to the Fund, the Trust also offers the E.I.I. Realty Securities Fund, which is described in a separate prospectus and SAI. The Board may establish additional series or classes of the Trust without shareholder approval.

Share Classes
The Fund currently offers only the class of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares through a separate prospectus.

Code Of Ethics
E.I.I. and the Trust have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Portfolio Turnover
The Fund anticipates that its portfolio turnover rate for any one year will not exceed 75%, which is lower than the turnover rate for many comparable real estate securities funds. The Fund, however, will not limit its portfolio turnover when market conditions dictate a more active trading policy and trading portfolio securities is appropriate. A lower portfolio turnover rate will result in a lower rate of net realized capital gains to the Fund and will decrease the portion of the Fund's distributions constituting taxable capital gains.

Investment Performance
The performance of the Fund may be advertised by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Performance information is contained in the Annual and Semi-Annual reports. You may obtain a copy of the Annual and Semi-Annual Reports free of charge by calling toll-free 800-667-0794.

OTHER SECURITIES AND INVESTMENT PRACTICES

The following are some of the types of securities the Fund may purchase under normal market conditions. The majority of the Fund's portfolio is made up of equity securities. For cash-management or temporary defensive purposes in response to market conditions, the Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective. For more information and a more complete description, see the SAI.

Asset-Backed   Securities   --  a  form  of   complex   security,   similar   to
mortgage-related securities, but with a less effective security interest in the related collateral.

Convertible Securities -- including bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

Corporate Debt Securities -- including corporate bonds, debentures, notes, and other similar instruments and convertible securities, and some forms of preferred or preferenced stock.

Money Market Instruments -- The Fund may invest in the following types of money market instruments:

      o U.S. Government Securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency. There is no guarantee that the U.S. government will provide support to agencies or instrumentalities if they are unable to meet their obligations.

      o Bank Obligations. Certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

      o Commercial Paper. Short-term, unsecured promissory notes issued to short- term credit needs.

Mortgage-Related Securities -- securities backed by a mortgage or a pool of mortgages. These securities are derivative instruments, because their value is linked to or derived from another security, instrument or index.

      o Commercial Mortgage-Related Securities. Generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.

      o Residential Mortgage-Related Securities. Securities representing interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or issued by private entities.

      o     Collateral   Mortgage   Obligations  and  Multi-Class   Pass-Through
            Securities.   Multi-class   bonds   backed  by  pools  of   mortgage
            pass-through certificates or mortgage loans.

Zero Coupon Securities -- securities purchased at a discount from face value. The face value of the security is received at its maturity, with no periodic interest payments before maturity. These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

Illiquid Securities -- securities that are not readily marketable. The Fund will not invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days, in the usual course of business, at approximately the price at which the Fund has valued them.

Restricted Securities -- unregistered securities that are subject to restrictions on resale, sometimes referred to as private placements. Although securities that may be resold only to `qualified institutional buyers' in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered `restricted securities,' the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market.

Investment Companies -- securities issued by other investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company; and (iii) 10% of the Fund's total assets in the aggregate. The Fund will invest in another investment company only if it has an investment objective that is similar to that of the Fund's.

These  instruments  and  investment  practices  and  certain  related  risks are
described  more   specifically   under  "Portfolio   Securities  and  Investment
Practices" in the SAI.

FINANCIAL HIGHLIGHTS

This financial highlight table is intended to help you understand the Fund's financial performance for the period July 1, 2004 (commencement of operations) to June 30, 2005. Certain information reflects financial results for a single Institutional share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This financial information has been derived from financial statements that have been audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. A more extensive financial presentation is available in the Fund's Annual Report, which is available upon request.

FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                      Year Ended June
                                                                                         30, 2005*
                                                                                    --------------------
Net Asset Value, Beginning of Year                                                        $10.00
                                                                                    --------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net Investment Income......................................................           0.09
     Net Gain on Securities (Realized and Unrealized)...........................           2.88
                                                                                    --------------------
          Total from Investment Operations......................................           2.97
                                                                                    --------------------

LESS DISTRIBUTIONS
     Net Investment Income......................................................          (0.04)
     Net Capital Gains..........................................................          (0.05)
                                                                                    --------------------
          Total Distributions...................................................          (0.09)
                                                                                    --------------------

Net Asset Value, End of Year....................................................          $12.88
                                                                                    ====================

TOTAL RETURN....................................................................          29.68%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (thousands).............................................          $47,925

Ratio of Expenses to Average Net Assets.........................................           1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumptions of
Expenses)                                                                                  1.65%
Ratio of Net Investment Income to Average Net Assets............................           1.59%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers and
Assumptions of Expenses)........................................................           0.94%
Portfolio Turnover Rate.........................................................            27%

---------------
*  The Fund commenced operations on July 1, 2004.

   OFFICERS AND TRUSTEES                                     TRANSFER AGENT
   Richard J. Adler, Chief Executive Officer and             PFPC Inc.
   President                                                 760 Moore Road
   Lynn P. Marinaccio, Secretary                             King of Prussia, Pennsylvania 19406
   Michael J. Meagher, Treasurer and Chief Compliance
   Officer
   Warren K. Greene, Independent Chairman and Trustee
   Joseph Gyourko, Independent Trustee                       CUSTODIAN
   Richard W. Hutson, Independent Trustee                    PFPC Trust Company
   Christian A. Lange, Trustee                               8800 Tinicum Boulevard
                                                             Philadelphia, Pennsylvania 19153

                                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   INVESTMENT ADVISER AND ADMINISTRATOR                      Ernst & Young LLP
   E.I.I. Realty Securities, Inc.                            5 Times Square
   717 Fifth Avenue                                          New York, New York 10036
   10th Floor
   New York, New York 10022
   (212) 644-0794                                            LEGAL COUNSEL
                                                             Kramer Levin Naftalis & Frankel LLP
   SUB-ADMINISTRATOR                                         1177 Avenue of the Americas
   PFPC Inc.                                                 New York, New York 10036
   4400 Computer Drive
   Westborough, Massachusetts 01581



Statement of Additional Information. The SAI provides a more complete discussion about the Fund and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports to shareholders contain additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Review or Obtain This Information. The SAI and Annual and Semi-Annual Reports are available without charge upon request by calling the Fund toll-free at (888) 323-8912 or by calling or writing a broker-dealer or other financial intermediary that sells the Fund. This information and other information about the Fund are available on the EDGAR database on SEC's Internet site at http://www.sec.gov. In addition, this information may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                    (Logo) E.I.I. INTERNATIONAL PROPERTY FUND
                                  800-667-0794


Investment Company Act No. 811-08649

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. Realty Securities Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 28, 2005

         This Statement of Additional Information ("SAI") is not a prospectus. This SAI is incorporated by reference in its entirety into the prospectus dated October 28, 2005 for the E.I.I. Realty Securities Fund (the "Fund"), as amended from time to time (the "Prospectus") and should be read in conjunction with that Prospectus, copies of which may be obtained by writing E.I.I. Realty Securities Trust, c/o PFPC Inc., P.O. Box 9822, Providence, Rhode Island 02940 or calling toll-free (888) 323-8912. The Fund's audited financial statements for the fiscal year ended June 30, 2005 are incorporated in this SAI by reference to the Fund's 2005 annual report to shareholders (File No. 811-08649). You may obtain a copy of the Fund's latest annual report at no charge by writing to the address or calling the phone number noted above.

                                TABLE OF CONTENTS
                                                                          Page

INVESTMENT POLICIES AND RISKS................................................2
INVESTMENT RESTRICTIONS......................................................3
PORTFOLIO SECURITIES AND INVESTMENT PRACTICES................................4
MANAGEMENT...................................................................7
ADVISER AND INVESTMENT ADVISORY AGREEMENT...................................11
ADMINISTRATIVE SERVICES AGREEMENT...........................................15
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................16
DISCLOSURE OF PORTFOLIO HOLDINGS............................................16
PORTFOLIO TURNOVER..........................................................18
ALLOCATION OF INVESTMENTS...................................................18
COMPUTATION OF NET ASSET VALUE..............................................18
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................18
TAX MATTERS.................................................................19
PERFORMANCE CALCULATION.....................................................26
GENERAL INFORMATION.........................................................28
REPORTS.....................................................................28
FINANCIAL STATEMENTS........................................................28
PROXY VOTING SUMMARY........................................................28
APPENDIX....................................................................30

         The Fund is a non-diversified series of the E.I.I. Realty Securities Trust, a Delaware statutory trust (the "Trust"), which is an open-end managed investment company commonly known as a mutual fund. The Fund's investment objective is to provide the diversification and total return potential of investments in real estate. The Fund also seeks to achieve a total return that includes a significant component of current income which may provide portfolio stability during periods of market fluctuation. The Fund seeks to achieve this objective by buying the shares of companies whose business it is to own, operate, develop, and manage real estate. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

         Another series of the Trust, the E.I.I. International Property Fund, is described in a separate SAI.

                          INVESTMENT POLICIES AND RISKS

         The following descriptions supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this SAI.

Borrowing

         The Fund may, from time to time, borrow money to the maximum extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), from banks at prevailing interest rates for temporary or emergency purposes (for example in order to meet redemptions) and to invest in additional securities. The Fund's borrowings are limited so that immediately after such borrowings the value of assets (including borrowings) less liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Fund, for any reason, have borrowings that do not meet the above test, within three business days, the Fund must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed generally will cause the Fund's net asset value per share ("NAV") to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the Fund's NAV could decrease faster than if there had been no borrowings.

         Typically, the Fund borrows by entering into reverse repurchase agreements with banks, brokers, or dealers.

Repurchase Agreements

         The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. The Fund will receive interest from the institution until the time the repurchase is to occur.

         The Fund will always receive as collateral U.S. Government or short-term money market securities whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund will attempt to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

         Unlike the investment objective of the Fund set forth above and the investment restrictions set forth below, which are fundamental and which may not be changed without shareholder approval, the Fund has the right to modify its investment policies without shareholder approval.

         The Fund's principal investment strategies are discussed in the Prospectus.

                             INVESTMENT RESTRICTIONS

         The following fundamental investment restrictions have been adopted by the Fund and, except as noted, cannot be changed without approval by the vote of a majority of the outstanding voting shares of the Fund which, as defined by the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

      (1)   issue senior securities except the Fund may borrow money from banks;

      (2) concentrate its investments in particular industries other than the real estate industry. No more than 25% of the value of the Fund's assets will be invested in any one industry other than the real estate industry. The Fund will concentrate its investments in the real estate industry;

      (3) make loans of money or securities other than (a) through the purchase of publicly distributed bonds, debentures, or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

      (4) borrow money in excess of 33-1/3% of the value of the Fund's total assets from banks;

      (5) buy or sell commodities or commodity contracts, except the Fund may purchase or sell futures or options on futures; and

      (6)   underwrite securities.

         The following restrictions are non-fundamental and may be changed by the Trust's Board of Trustees (the "Board"). Pursuant to such restrictions, the Fund will not:

      (1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts, and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund;

      (2) purchase the securities of any other investment company, if the Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund, or (iv) unless the 100% of the total assets of the Fund are invested in the securities of another investment company with the same investment objective;

      (3) invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), shall not be deemed illiquid solely by reason of being unregistered. E.I.I. Realty Securities, Inc., the Fund's investment adviser ("E.I.I." or the "Adviser") shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

      (4) invest more than 20% of its total assets in securities of foreign issuers (American Depository Receipts are not considered to be foreign securities for this purpose).

      (5) Whenever any investment policy or restriction states a minimum or maximum percentage of the funds assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation. In the event that the aggregate of restricted and not readily marketable securities exceeds 10% of the Fund's net assets, the management of the Fund will consider whether action should be taken to reduce the percentage of such securities.

                  PORTFOLIO SECURITIES AND INVESTMENT PRACTICES

Portfolio Securities

         The Fund may invest in the following types of securities:

ASSET-BACKED SECURITIES--Asset-backed securities are a form of complex security. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

CONVERTIBLE SECURITIES--Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities include bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.

CORPORATE DEBT SECURITIES--Corporate debt securities include corporate bonds, debentures, notes, and other similar instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock.

MONEY MARKET INSTRUMENTS--The Fund may invest in the following types of money market instruments:

o U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.

o Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

o Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

MORTGAGE-RELATED SECURITIES--Mortgage-related securities are forms of derivative securities collateralized, directly or indirectly, by pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others, assembled as securities for sale to investors by various governmental, government-related and private organizations. The mortgage-related securities in which the Fund may invest include the following:

o Commercial Mortgage-Related Securities. The Fund may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.

o Residential Mortgage-Related Securities. The Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities.

o Collateral Mortgage Obligations and Multi-Class Pass-Through Securities. Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by:
      o     pass-through certificates issued or guaranteed by GNMA, FNMA or
            FHLMC;
      o unsecuritized mortgage loans insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans' Affairs;
      o     unsecuritized conventional mortgages;
      o     other mortgage-related securities; or
      o     any combination of these.

      Each class of a CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have coupon rates that move in the reverse direction to an applicable index. The coupon rates on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

Information about Mortgage-related Securities. Mortgage-related securities are sensitive to changes in interest rates. The following risks apply to mortgage-related securities generally:

            o Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending upon the nature of the issuer) but are subject to interest rate risks and repayment risks. As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

            o In periods of declining interest rates, mortgages are more likely to be prepaid. A mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not always possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

            o Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all of part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

            o During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

            o As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

REAL ESTATE OPERATING COMPANIES- - The Fund may invest in Real Estate Operating Companies ("REOCs"). REOCs primarily own and operate real properties and derive a substantial portion of their earnings from rental income. Unlike REITs, these companies may retain a much greater share of their income as they are not required by law to pay dividends.

RESTRICTED SECURITIES--The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the Securities Act are technically considered "restricted securities," the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. E.I.I. will determine the liquidity of Rule 144A securities under the supervision of the Board. The liquidity of Rule 144A securities will be monitored by E.I.I., and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed the applicable percentage limitation for investments in illiquid securities.

ZERO COUPON SECURITIES--The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

Investment Practices

FORWARD COMMITMENTS--The Fund may purchase or sell securities on a forward commitment, when-issued, or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. The Fund intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. At no time will the Fund have more than 15% of its assets committed to purchase securities on a forward commitment basis.

LENDING PORTFOLIO SECURITIES--The Fund may lend securities from its portfolio to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets. While the Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if that is considered important with respect to the investment.

USE OF COMPLEX SECURITIES--The Fund may invest for hedging purposes in derivative securities, such as futures and options. Complex securities can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular security and the portfolio as a whole. Such investments permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

                                   MANAGEMENT

         The overall management of the business and affairs of the Trust is vested with the Board. The Board approves all significant agreements between the Trust or the Fund and persons or companies furnishing services to the Fund, including the Fund's agreement with an investment adviser, custodian, and transfer agent. There are four Trustees, three of which are not "interested persons" (as defined in the 1940 Act) of the Trust ("Independent Trustees"). The day-to-day operations of the Fund are delegated to the Trust's officers subject always to the investment objectives and policies of the Fund and to general supervision by the Board.

         The following information is provided for each Trustee and officer of the Trust. The mailing address of the Trustees and officers is 717 Fifth Avenue, 10th Floor, New York, New York

10022. The term of office for a Trustee or officer is indefinite, until he or she resigns, is removed or a successor is elected and qualified.

---------------------------- -------------------- ----------------------------------- ------------------------------
                              Position with the
                              Trust and Length      Principal Occupation(s) in the     Other Directorships Held by
  Name and Age of Trustee      of Time Served                Past 5 Years                        Trustee
--------------------------------------------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Warren K. Greene, 69         Trustee since        Senior Vice President, TrendLogic   Trustee, Renaissance
                             1998; Chairman       Associates, Inc.                    Greenwich Funds
                             since May 2005
---------------------------- -------------------- ----------------------------------- ------------------------------
Joseph Gyourko, 49           Trustee since June   Martin Bucksbaum Professor of       None
                             1998                 Real Estate & Finance, The
                                                  Wharton School, University of
                                  Pennsylvania
---------------------------- -------------------- ----------------------------------- ------------------------------
Richard W. Hutson, 66        Trustee since June   Retired from Hewitt Associates      Trustee, Hillview Investment
                             1998                 Inc. since September 1996           Management Trust II;
                                                                                      Director, Harris Bank,
                                                                                      Libertyville, IL; Director,
                                                                                      Wells Manufacturing Company;
                                                                                      Chairman of the Board, Ball
                                                                                      State University Foundation
--------------------------------------------------------------------------------------------------------------------
                            "INTERESTED" TRUSTEE (1)
--------------------------------------------------------------------------------------------------------------------
Christian A. Lange, 66       Trustee since        President and Chief Investment      MAAG, Swiss Real Estate Co.,
                             October 2003         Officer of European Investors       Endeavour Real Estate
                                                  Incorporated. Securities Ltd.
---------------------------- -------------------- ----------------------------------- ------------------------------

(1) Mr. Lange is considered to be an "interested person" (as defined by the 1940
Act) of the Trust because of his employment with an affiliate of the Adviser.

--------------------------------------------------------------------------------------------------------------------
                                    OFFICERS
--------------------------------------------------------------------------------------------------------------------
  Name and Age of Officer     Position with the              Principal Occupation(s) in the Past 5 Years
                              Trust and Length
                               of Time Served
---------------------------- -------------------- ------------------------------------------------------------------
Richard J. Adler, 57         Chief Executive      Managing Director, E.I.I.
                             Officer since June
                             1998; President
                             since May 2004
---------------------------- -------------------- ------------------------------------------------------------------
Lynn P. Marinaccio, 48       Secretary since      Director, of Client Services, E.I.I.
                             February 2003
---------------------------- -------------------- ------------------------------------------------------------------




                                       8

--------------------------------------------------------------------------------------------------------------------
                                    OFFICERS
--------------------------------------------------------------------------------------------------------------------
  Name and Age of Officer     Position with the              Principal Occupation(s) in the Past 5 Years
                              Trust and Length
                               of Time Served
---------------------------- -------------------- ------------------------------------------------------------------

Michael J. Meagher, 43       Treasurer since      Vice President, Chief Compliance Officer and Director of Mutual
                             May 2003; Chief      Funds, E.I.I. since March 2003; Vice President, J.P. Morgan
                             Compliance Officer   Investment Management (1993 to 2002)
                             since October 2004
---------------------------- -------------------- ------------------------------------------------------------------

Board Committees

         The Board currently has an Audit Committee and a Nominating Committee.

         The members of the Audit Committee are Mr. Greene (Chairman), Mr. Hutson and Mr. Gyourko. The primary purpose of the Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by statutes and regulations administered by the Securities and Exchange Commission (the "SEC"), including the 1940 Act, and selecting and directing the activities of the Trust's independent auditors. The Committee met twice during the fiscal year ended June 30, 2005.

         The members of the Nominating Committee are Mr. Hutson (Chairman), Mr. Greene and Mr. Gyourko. The functions of the Committee are to hear and consider matters related to the Board, including nominating new Trustees, reviewing the compensation of Independent Trustees and reporting to the full Board. The Committee did not meet during the fiscal year ended June 30, 2005. The Committee will not consider nominees recommended by Fund shareholders.The Board met four times during the fiscal year ended June 30, 2005.

Securities Beneficially Owned by Trustees

         The following table shows the dollar range of each Trustee's ownership of shares of the Fund and of all Funds in the E.I.I. Fund Complex (which includes the E.I.I. International Property Fund) as of December 31, 2004:

Name of Trustee    Dollar Range of Fund Shares  Dollar Range of Shares of All
                                                Funds in the E.I.I. Fund Complex
Mr. Greene         None                         $1 to $10,000
Mr. Gyourko        None                         None
Mr. Hutson         None                         Over $100,000
Mr. Lange          Over $100,000                Over $100,000

         No Independent Trustee and no immediate family member of an Independent Trustee owns beneficially or of record an interest in the Adviser or in any person directly or indirectly controlling, controlled by or under common control with the Adviser.

         The Trust may indemnify any person who was or is a Trustee, officer, or employee of the Trust to the maximum extent permitted by the Delaware statutory trust law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances.

         Such determination shall be made: (i) by the Board, by a majority vote of a quorum that consists of Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor parties to the proceeding; or (ii) if the required quorum is not obtained or if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Trust to any Trustee or officer of the Trust for any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         As of September 30, 2005, the Trustees and officers collectively did not own more than 1% of the Fund's outstanding shares.

         Each Independent Trustee receives $4,000 per annum, and $2,500 per regular meeting plus expenses of attendance at Trustees meetings. "Interested" Trustees do not receive Trustees' fees. The table below illustrates the compensation paid to each Trustee for the most recently completed fiscal year:

                                                     Pension or Retirement                      Total Compensation
                                      Aggregate       Benefits Accrued as       Estimated       from all Funds in
                                    Compensation            Part of          Annual Benefits   the Complex Paid to
Name                               from the Trust        Trust Expenses      Upon Retirement         Trustees
----                               --------------        --------------           ----------         --------
Richard J. Adler (a)                    None                  N/A                  N/A                 None
Mr. Greene                             $15,000                N/A                  N/A               $15,000
Mr. Gyourko                            $15,000                N/A                  N/A               $15,000
Mr. Hutson                             $15,000                N/A                  N/A               $15,000
Mr. Lange                               None                  N/A                  N/A                 None
Carl W. Schafer (b)                    $15,000                N/A                  N/A               $15,000

(a) Mr. Adler, who had been an Interested Trustee, resigned from the Board in May 2005. (b) Mr. Schafer, who had been an Independent Trustee, passed away in August 2005.

Control Persons and Principal Holders of Securities

         As of September 30, 2005, the following persons held 5 percent or more of the outstanding shares of the Institutional class of the Fund:

------------------------------------------------------------ ---------------------- ----------------------------------
                                                                                           Nature of Ownership
                 Name and Address of Owner                      Percent of Fund       (Record, Beneficial or Both)
------------------------------------------------------------ ---------------------- ----------------------------------
National Financial Svcs Llc                                         30.44%                       Record
For The Exclusive Benefit Of Our Customers
200 Liberty Street
One World Financial Center
New York, NY 10281
------------------------------------------------------------ ---------------------- ----------------------------------
Soka University                                                     11.68%                        Both
1 University Drive
Aliso Viejo, CA 92656-808
------------------------------------------------------------ ---------------------- ----------------------------------
The Children's Museum of Indianapolis                                8.34%                        Both
3000 North Meridian Street
PO Box 3000
Indianapolis, IN 46206-3000
------------------------------------------------------------ ---------------------- ----------------------------------
Catholic Church Extension Society                                    6.35%                        Both
150 S Wacker Dr., Fl 20
Chicago IL 60606-4226
------------------------------------------------------------ ---------------------- ----------------------------------



                                       10

------------------------------------------------------------ ---------------------- ----------------------------------
                                                                                           Nature of Ownership
                 Name and Address of Owner                      Percent of Fund       (Record, Beneficial or Both)
------------------------------------------------------------ ---------------------- ----------------------------------
Bank Of America NA                                                   6.31%                        Both
Custodian for Catholic Investment Trust Inc./EII Realty
Secs.
Attn MFO 8515763
PO Box 831575
Dallas TX 75283-1575
------------------------------------------------------------ ---------------------- ----------------------------------
Julie Lane Gay and Craig Matthew Gay                                 5.40%                        Both
Jt Ten WROS
7060 Prescott St.
Vancouver BC V6N4K5
Canada
------------------------------------------------------------ ---------------------- ----------------------------------
Mars & Co.                                                           5.28%                        Both
C/O Investors Bank & Trust
200 Clarendon St.
FPG90
Boston MA 02176
------------------------------------------------------------ ---------------------- ----------------------------------

         Under the 1940 Act, a person who beneficially owns over 25% of the shares of any class of the Fund is presumed to control that class of shares. As of September 30, 2005 there were no shareholders deemed to be control persons of the Fund.

                    ADVISER AND INVESTMENT ADVISORY AGREEMENT


         E.I.I. Realty Securities, Inc., 717 Fifth Avenue, 10th Floor, New York, New York 10022, acts as the investment adviser to the Fund under an investment advisory agreement with the Trust, on behalf of the Fund (the "Agreement"). The Agreement provides that the Adviser identify and analyze possible investments for the Fund, determine the amount and timing of such investments, and the form of investment. The Adviser is responsible for monitoring and reviewing the Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. The Adviser also is responsible for arranging for the purchase and sale of securities in the Fund's portfolio, subject at all times to the policies set forth by the Board. In addition, the Adviser provides certain administrative and managerial services to the Fund.

About the Adviser

         E.I.I. provides real estate securities portfolio management services to U.S. tax-exempt institutions and other investors. E.I.I. is a wholly-owned subsidiary of European Investors Incorporated, which is a registered investment adviser providing both general securities and real estate securities portfolio management services. European Investors Incorporated is owned by European Investors Holding Company which is owned by management.

         European Investors Incorporated was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services. From these combined efforts, European Investors Incorporated determined that securitized real estate could serve as an alternative means of acquiring real estate assets and developed a portfolio management service specifically in this area, which now caters to both foreign and domestic investors. European Investors Incorporated commenced research into real estate securities as a separate portfolio product in 1986, began managing real estate securities portfolios in 1987, and is a recognized leader in real estate securities investment management.

         E.I.I. and European Investors Incorporated collectively have a diversified client base that includes investors in twelve countries, encompassing taxable and tax-exempt investors, individuals, and institutions, including over 60 domestic institutional investors. As of September 30, 2005, the combined companies have approximately $2.4 billion invested in real estate securities on behalf of clients. They also manage several offshore real estate investment funds with assets of approximately $534 million.

         E.I.I. believes that investments in real estate offer a total return potential which may serve as an effective portfolio diversifier for many investors. In addition, E.I.I. believes that, for most investors, the most convenient and effective way to invest in real estate is through the ownership of a diversified portfolio of real estate securities. Real estate securities, and more specifically REITs, provide investors with many of the features particular to both real estate investments and publicly-traded securities, providing investors with a practical and efficient means to include professionally-managed real estate in an investment portfolio.

Why Real Estate? Investments in real estate offer the following benefits over investments in other asset classes:

      o     Relatively low historical correlation to the equity market.

      o Relatively high levels of potential current income from contractual rental streams.

      o A potential hedge against inflation from rising asset values and the possibility of passing through higher costs to tenants.

Why Real Estate Securities? An investment in a portfolio of real estate securities offers the following benefits in addition to those provided by direct real estate investments:

      o     Diversification of risk of real estate investments.

      o Market pricing of publicly-traded shares (instead of appraisal-based valuations).

      o Enhanced liquidity, which aids in investment speed as well as portfolio rebalancing.

Why E.I.I.? E.I.I. and its parent company, European Investors Incorporated, have been professionally managing real estate securities portfolios on behalf of their clients for more than a decade and have consistently outperformed their primary benchmark (the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index) by an average margin of more than 220 basis points on an annualized basis, before fees. The collective client base of E.I.I. and European Investors Incorporated includes an array of investors ranging from foreign and domestic high net worth individuals to U.S. foundations, endowments, and corporate pension plans. In addition, European Investors Incorporated serves as the adviser or sub-adviser for several offshore funds investing with substantially the same investment objective as the Fund.

Investment Advisory Agreement

         E.I.I. receives a fee from the Fund calculated daily and payable monthly, for the performance of its services at an annual rate of 0.75% of the average daily net assets of the Fund. The fee is accrued daily for the purposes of determining the offering and redemption price of the Fund's shares.

         Under the terms of the Agreement, the Fund pays all of its expenses (other than those expenses specifically assumed by the Adviser) including the costs incurred in connection with the maintenance of its registration under the Securities Act and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Trustee and shareholder meetings.

         Until further notice to shareholders, E.I.I. has voluntarily agreed to waive a portion of its investment advisory fee and/or absorb the expenses of the Fund to the extent necessary to keep the annual expenses of the Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of the Fund. To the extent that the Adviser waives these fees and/or absorbs these expenses, it may seek payment of a portion or all of these amounts at any time within three fiscal years after the fiscal year in which these amounts were waived and/or absorbed, subject to the 1.00% expense limitation stated above. The Adviser may terminate this voluntary arrangement at any time.

         The Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Board or by E.I.I., or by holders of a majority of the Fund's outstanding shares. The Agreement will continue from year-to-year provided it is approved, at least annually, in the manner described in the 1940 Act. This requires that the Agreement and any renewal thereof be approved by a vote of the majority of the Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

         For the last three fiscal years ended June 30th, the amount of advisory fees paid by the Fund were as follows:

                            Gross Advisory Fees   Waiver/Reimbursement           Net Advisory Fees
                            -------------------   --------------------           -----------------
Year ended June 30, 2005               $672,785              ($182,824)                   $489,961
Year ended June 30, 2004                851,101               (144,536)                    706,565
Year ended June 30, 2003              1,008,926               (161,888)                    847,038

Portfolio Managers.

         This section includes information about the Fund's portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The portfolio managers listed in the following table manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

Other Accounts

---------------------------------------------- ------------------------------ ------------------------------------------
                                                                                      Number of Other Accounts
                                                 Number of Other Accounts     (Total Assets)* Subject to a Performance
                                               (Total Assets)*                                   Fee
              Portfolio Manager                     as of June 30, 2005                  as of June 30, 2005
---------------------------------------------- ------------------------------ ------------------------------------------
Alfred C. Otero
     Other Investment Companies                            None                                  N/A
     Other Pooled Investment Vehicles                      None                                  N/A
     Other Accounts                                 57 ($421.4 million)                          N/A
---------------------------------------------- ------------------------------ ------------------------------------------
Richard J. Adler
     Other Investment Companies                            None                                  N/A
     Other Pooled Investment Vehicles                      None                                  N/A
     Other Accounts                                 57 ($421.4 million)                          N/A
---------------------------------------------- ------------------------------ ------------------------------------------

         In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Funds. As a result, these other accounts may invest in the same securities as the Fund. The SAI section entitled "Portfolio Transactions and Brokerage" discusses the various factors that the Adviser considers in allocating investment opportunities among the Fund and other similarly managed accounts.

Fund Ownership

         As of June 30, 2005, Mr. Otero and Mr. Adler each owned $50,001 to $100,000 of the Fund's shares.

Compensation

The Fund's portfolio managers each receives a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee). A portfolio manager's base salary is dependent on the manager's level of experience and expertise. The Adviser monitors each portfolio manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager's annual incentive bonus is based on several factors, including but not limited to the manager's performance results and overall contribution made to the firm. The Adviser may establish a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. This target can be derived by a percentage of base salary, generally ranging from 40% to 100%. The overall performance results of the Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts may be compared to the performance information of a peer group of similarly-managed competitors, as may be supplied by third party analytical agencies. The manager's performance versus the peer group may factor into the final incentive amount. Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and or multi year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

---------------
*     Rounded to the nearest million.

The Fund's portfolio manager may participate in the Adviser's Pension & Profit Sharing plan, the results for which are based on the Adviser's business results. Eligibility for participation in Pension & Profit Sharing plan depends on the manager's performance and seniority. Mr. Otero participates in the Advisers Pension & Profit Sharing Plan.

                        ADMINISTRATIVE SERVICES AGREEMENT

         E.I.I. also serves as the Trust's administrator. E.I.I. supervises administration of the Fund pursuant to an Administrative Services Agreement with the Trust, on behalf of the Fund. Under this agreement, E.I.I. supervises the administration of all aspects of the Fund's operations, including the Fund's receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities, and provides, at the Fund's expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Fund effectively. Those persons, as well as certain officers and Trustees of the Trust, may be directors, officers, or employees of (and persons providing services to the Fund may include) E.I.I. and its affiliates. For these services and facilities, for Institutional Shares, E.I.I. receives with respect to the Fund a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of those shares of the Fund.

         E.I.I. may subcontract some of its administrative duties to other service providers. E.I.I. has entered into a sub-administration contract with PFPC Inc. under which PFPC Inc. will act as sub-administrator and E.I.I. will pay PFPC Inc. to provide certain administrative services to the Fund. Payment for these services is made by E.I.I. and not the Fund.

         For the last three fiscal years ended June 30th, the amount of administration fees paid by the Fund (net of any waivers or reimbursements) were as follows:

                                     Net Administration Fees
                                     -----------------------
Year ended June 30, 2005                            $134,690
Year ended June 30,2004                              170,220
Year ended June 30, 2003                             201,785


The Sub-Administrator, Transfer Agent, and Custodian

         PFPC Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's sub-administrator, transfer agent and custodian. As sub-administrator, PFPC Inc. is located at 4400 Computer Drive, Westborough, Massachusetts 01581. As transfer agent, PFPC Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406-1212. As custodian, PFPC Inc. is located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153.

Independent Registered Public Accounting Firm

         Ernst & Young LLP, located at 5 Times Square, New York, New York 10036, serves as the Trust's independent registered public accounting firm.

Legal Counsel

         Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's legal counsel.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board and a duty to obtain best overall execution, decisions to buy and sell securities for the Fund are made by E.I.I. E.I.I. is authorized to allocate the orders placed by it on behalf of the Fund to such unaffiliated brokers who also provide research or statistical material or other services to the Fund or E.I.I. for the Fund's use. Such allocation shall be in such amounts and proportions as E.I.I. shall determine and E.I.I. will report on said allocations regularly to the Board indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. E.I.I. does not direct brokerage business to brokers as an incentive to sell Fund shares. At times, the Fund also may purchase portfolio securities directly from dealers acting as principals, underwriters, or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

         In selecting a broker to execute each particular transaction and in determining whether the fund is receiving best execution, E.I.I. will take the following into consideration: the best net price available; the reliability, integrity, and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board may determine, E.I.I. shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to E.I.I. for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if E.I.I. determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction of E.I.I.'s ongoing responsibilities with respect to the Fund.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board has adopted policies with respect to the disclosure of the Fund's portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that the Fund's portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

         The Trust's Chief Compliance Officer is responsible for monitoring the Fund's compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

         The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may only be made if: (i) the Fund has a "legitimate business purpose" (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any "affiliated person" of the Adviser, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser.

         The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund's shareholders and will act in the best interest of the Fund's shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

         As previously authorized by the Board and/or the Trust's executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund. In none of these arrangements does the Fund or any "affiliated person" of the Adviser receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser.

----------------------------------------- -------------------------------------- --------------------------------------
                                                                                 Timing of Release of
Type of Service Provider                  Name of Service Provider               Portfolio Holdings Information
----------------------------------------- -------------------------------------- --------------------------------------
Adviser and Administrator                 E.I.I. Realty Securities, Inc.         Daily
----------------------------------------- -------------------------------------- --------------------------------------
Sub-Administrator                         PFPC Inc.                              Daily
----------------------------------------- -------------------------------------- --------------------------------------
Custodian                                 PFPC Trust Company                     Daily
----------------------------------------- -------------------------------------- --------------------------------------
Independent Registered Public             Ernst & Young LLP                      Annual Reporting Period: Within
Accounting Firm                                                                  Accounting Firm, 15 business days of
                                                                                 end of reporting period.
                                                                                 Semiannual Reporting Period: within
                                                                                 31 business days of end of reporting
                                                                                 period.
----------------------------------------- -------------------------------------- --------------------------------------
Printer for Financial Reports             G-Com                                  Up to 60 days before distribution
                                                                                 to shareholders.
----------------------------------------- -------------------------------------- --------------------------------------
Legal Counsel, for EDGAR filings on       Kramer Levin Naftalis & Frankel LLP    Up to 30 days before filing with the
Forms N-CSR and Form N-Q                                                         SEC.
----------------------------------------- -------------------------------------- --------------------------------------


         These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

         There is no guarantee that the Fund's policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

                               PORTFOLIO TURNOVER

         The Fund anticipates that its portfolio turnover rate for any one year will not exceed 60%, which is lower than the turnover rate for many comparable real estate securities funds. The Fund, however, will not limit its portfolio turnover when market conditions dictate a more active trading policy and trading portfolio securities is appropriate. A lower portfolio turnover rate will result in a lower rate of net realized capital gains to the Fund and will decrease the portion of the Fund's distributions constituting taxable capital gains. The increase in portfolio turnover rate is a result of changes in portfolio manager style as well as trading opportunities created in volatile markets.

                            ALLOCATION OF INVESTMENTS

         E.I.I. has other advisory clients, some of which have similar investment objectives to the Fund. As such, there will be times when E.I.I. may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be the policy of E.I.I. to allocate purchases and sales among the Fund and its other clients in a manner which E.I.I. deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period, and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by the Fund.

                         COMPUTATION OF NET ASSET VALUE

         The Fund will determine its NAV once daily as of the close of trading on the New York Stock Exchange (the "NYSE") on each day that the NYSE is open. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund may make or cause to be made a more frequent determination of its NAV and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by the Fund from the immediately preceding determination of NAV. The Fund's NAV is determined by dividing the market value of the Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's outstanding shares. Securities traded on the NYSE or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities for which the primary market is Nasdaq will be valued at the Nasdaq Official Closing Price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded or a significant event occurs that could affect the value of the security, in accordance with procedures for fair valuing securities adopted by the Fund and approved by the Board. Securities sold short "against the box" will be valued at market as determined above; however, in instances where the Fund has sold securities short against a long position in the issuer's convertible securities, for the purpose of valuation, the securities in the short position will be valued at the "asked" price rather than the mean of the last "bid" and "asked" prices. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board acting in good faith.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         A complete description of the manner by a which the Fund's shares may be purchased and redeemed appears in the Prospectus under the headings "Purchase of Shares" and "Redemption of Shares" respectively.

         The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, under which a fund is obligated to redeem the shares of any shareholders solely in cash up to the lesser of 1% of the net asset value of the fund or $250,000 during any 90 day period. Pursuant to the operating agreement between Charles Schwab & Co. Inc. ("Schwab") and the Fund, the Fund agrees that it will treat as a "shareholder" each shareholder that holds Fund shares through the Schwab omnibus account (the "Account"), provided that Schwab provides to the Fund, upon request, the name or account number, number of Fund shares and other relevant information for each such shareholder. The Fund acknowledges that treatment of Schwab as the sole shareholder of Fund shares held in the Account for purposes of applying the limits in Rule 18f-1 would be inconsistent with the intent of the Rule and the Fund's election on Form N-18F-1 and could unfairly prejudice shareholders that hold Fund shares through the Account.

         Should any shareholder's redemption exceed the limitation described in the paragraph above, the Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities. Such securities would be selected solely by the Fund and valued as in computing net asset value. In these circumstances, a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

                                   TAX MATTERS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

         The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

         The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Under proposed Treasury Regulations, solely for purposes of Code Sections 1291-1298, the Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

         Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

         The Fund also must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (limited, for this purpose, in respect of any one issuer to no more than 5% of the value of the Fund's total assets and to no more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (a call or a put) with respect to a security is treated as issued by the issuer of the security rather than the issuer of the option.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible for treatment as "qualified dividend income" in the case of noncorporate shareholders.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains and loses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund's gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

         No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

         Dividends received by a the Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). Until the Treasury Department issues guidance identifying which treaties are satisfactory for these purposes, all comprehensive income tax treaties with the U.S. that include an exchange of information program will be deemed satisfactory (other than the current U.S.-Barbados income tax treaty). Notwithstanding the above, dividends received from (1) passive foreign investment companies, (2) foreign personal holding companies and (3) foreign investment companies will not constitute qualified dividends. Special rules apply for determining whether a distribution from a real estate investment trust (a "REIT") constitutes a qualified dividend.

         Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to (i) interest or (ii) distributions from REITs received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

         Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code
Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent that it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Distributions by the Fund from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder and ordinary gains and loses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election). However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares.

         If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

         Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) during the year.

Backup Withholding

         The Fund will be required in certain cases to withhold and remit to the Internal Revenue Service backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends and the proceeds of redemption of shares paid to any shareholder (1) who failed to provide to the Fund a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Redemption of Shares

         A shareholder will recognize gain or loss on the redemption of shares of the Fund (including an exchange of shares of the Fund for shares of another fund) in an amount equal to the difference between the proceeds of the redemption and the shareholder's adjusted tax basis in the shares redeemed. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption. In general, any gain or loss arising from (or treated as arising from) the redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxation of Certain Mortgage REITs

         The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury Regulations that have not yet been issued, but may apply retroactively, the portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be allocated to shareholders of the Fund in proportion to the dividends received by them with the same consequences as if the shareholders held their proportionate share of the REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (2) will constitute unrelated business taxable income to entities that are subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity), thereby potentially requiring such entity to file a federal income tax return and remit tax on its excess inclusion income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to tax, at the highest federal income tax rate imposed on corporations, on that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is (or is treated as) effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Under certain circumstances, certain distributions from the Fund or gains from the sale or redemption of shares of the Fund may be treated as effectively connected with a U.S. trade or business carried on by a foreign shareholder under the Foreign Investment in Real Property Tax act of 1980 ("FIRPTA"). In addition, FIRPTA may in certain circumstances require a 10% tax on distributions and the proceeds of sales or redemptions. The withholding tax, which may be greater or less than the foreign shareholder's final U.S. tax obligation, may be claimed as a credit on the foreign shareholder's U.S. income tax return.

         In the case of foreign shareholders other than corporations, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions and the proceeds of redemptions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper certification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

         Rules of state and local taxation of ordinary income dividends, qualified dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.



                             PERFORMANCE CALCULATION

         For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under rules promulgated by the SEC, a fund's advertising performance must include total return quotations calculated according to the following formula:

                  P(1 + T)n         =       ERV
                  Where:   P = a hypothetical initial payment of $1,000
                                 T = average annual total return
                                 n = number of years (1, 5, or 10)
                           ERV = ending redeemable value of a
                                 hypothetical $1,000 payment, made at
                                 the beginning of the 1, 5, or 10
                                 year period, at the end of such
                                 period (or fractional portion
                                 thereof).

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or such shorter period dating from the effectiveness of the Trust's registration statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

         In addition to the total return quotations discussed above, the Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's registration statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                           a-b
                           YIELD =  2[( ----- +1)(6)-1]
                                           cd
Where:   a =      dividends and interest earned during the period.
         b =      expenses accrued for the period (net of reimbursements).
         c =      the average daily number of shares outstanding
                  during the period that were entitled to receive dividends.
         d =      the maximum offering price per share on the last day
                  of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days), and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

30-day yield

         The "30-day yield" is an "annualized" figure--the amount you would earn if you stayed in the Fund for a year and the Fund continued to earn the same net interest income throughout that year. To calculate 30-day yield, the Fund's net investment income per share for the most recent 30 days is divided by the maximum offering price per share. To calculate "total return," the Fund starts with the total number of shares that you can buy for $1,000 at the beginning of the period. Then the Fund adds all dividends and distributions paid as if they were reinvested in additional shares. This takes into account the Fund's dividend distributions, if any. The total number of shares is multiplied by the net asset value on the last day of the period and the result is divided by the initial $1,000 investment to determine the percentage gain or loss. For periods of more than one year, the cumulative total return is adjusted to get an average annual total return. Yield is a measure of net dividend income. Average annual total return is a hypothetical measure of past dividend income plus capital appreciation. It is the sum of all parts of the Fund's investment return for periods greater than one year. Total return is the sum of all parts of the Fund's investment return. Whenever you see information on the Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today.

         Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               GENERAL INFORMATION

Organization and Description of Shares of the Fund

         The Trust was organized as a Delaware statutory trust (formerly known as a "business trust") under the laws of the state of Delaware. The Trust's Certificate of Trust was filed December 22, 1997. The Trust's Declaration of Trust, dated as of December 22, 1997, permits the Board to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Trust consists of two series: the Fund and the E.I.I. International Property Fund. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion, or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion, or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of the Fund and to approve the Investment Advisory Agreement.

         The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.

                                     REPORTS

         Shareholders receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders receive annual financial statements that have been audited by the Fund's independent registered public accounting firm. Shareholders receive quarterly Fund performance updates and review.

                              FINANCIAL STATEMENTS

         The Fund's audited Financial statements, including the Financial Highlights, for the year ended June 30, 2005, appearing in the Annual Report to Shareholders and the report thereon of Ernst & Young LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this SAI.

                              PROXY VOTING SUMMARY

         The Trust has delegated to E.I.I. the responsibility for voting proxies of issuers of securities held in the Fund's portfolio. E.I.I. has adopted the proxy voting polices and procedures of its parent, European Investors Incorporated. These policies and procedures are attached in the Appendix to this SAI. The proxy voting policies and procedures of European Investors Incorporated are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

         European Investors Incorporated's Proxy Committee, including portfolio managers, analysts, marketing, client service personnel, compliance and operations personnel, is responsible for establishing and maintaining our policies and procedures. The Committee reviews these policies and procedures periodically and will make such changes, as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Institutional Shareholder Services ("ISS"), a third-party proxy voting service to which we subscribe. ISS provides extensive research on individual proxy issues and publishes this information in reports that are reviewed by our analysts.

         We review all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines, taking into account ISS recommendations and/or investment team input. Our guidelines address such areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

         The guidelines we have written reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations; input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients' best interest.

         To ensure that voting responsibilities are met, our third party vendor reconciles client proxies it receives from the custodian with client holdings from our portfolio system through a direct data link. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines and that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the rationale for the variance.

         The Trust, in accordance with SEC rules, annually will disclose on Form N-PX its proxy voting record. The Trust also will post its voting record on a specified SEC website. In addition, the Trust will post its voting record on its own public website. If the Trust does not post its voting record on a public website, it will send a copy of the voting record within three business days, free of charge, to anyone who requests a copy by calling toll-free 1-888-323-8912.

                                    APPENDIX


                         E.I.I. REALTY SECURITIES TRUST

                      Proxy Voting Policies and Procedures

E.I.I. Realty Securities Trust (the Trust) has adopted these Proxy Voting Policies and Procedures ("Policies") to:

      o ensure that proxies are voted in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments;

      o address any conflicts that may arise between shareholders on the one hand; and "affiliated persons" of the Fund or of E.I.I. Realty Securities, Inc. ("E.I.I.") (all referred to as "Affiliated Persons") on the other;

      o provide for oversight of proxy voting by the Board of Trustees of the Trust, and

      o provide for the disclosure of the Fund's proxy voting record and these Policies.

   I. Delegation to E.I.I.

The Trust hereby delegates the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to E.I.I. in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed E.I.I.'s Proxy Voting Summary and Guidelines (the "Procedures") and have determined that they are reasonably designed to ensure that E.I.I. will vote all proxies in the best interests of the shareholders, untainted by conflicts of interests. The Procedures (attached as Exhibit A), are adopted as part of these Policies. The Board of Trustees must approve any material change in the Procedures before they become effective with respect to the Fund.

   II. Disclosure

A.    Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the "SEC") on Form N-PX (or such other form as the SEC may designate) the Fund's proxy voting record for the most recent twelve-month period ended June 30 (the "Voting Record"). The Fund's Voting Record shall be available upon request within three (3) business days after filing the Voting Record with the SEC.

The Voting Record shall consist of, for each proposal on which the Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Record):

      o     the name of the issuer of the portfolio security

      o     the exchange ticker symbol of the portfolio security

      o     the CUSIP number for the portfolio security

      o     the shareholder meeting date

      o     a brief identification of the matter voted upon

      o whether the matter was proposed by the issuer or by a security holder

      o     whether the fund cast a vote and, if so, how the vote was cast

      o     whether the vote cast was for or against management of the issuer

B.    Disclosure of the Policies and How to Obtain Information

      1. Description of the policies. The Fund's statement of additional information ("SAI") shall describe these Policies, including the Procedures.

      2. How to obtain a copy of the Policies. The Funds shall disclose in ' all shareholder reports that a description of these Policies is available

            o     without charge, upon request, by calling a toll-free number;
                  and

            o     at the SEC's website, www.sec.gov.

      3. How to obtain a copy of proxy votes. The Fund shall disclose in all shareholder reports and the SAI that information regarding how the Fund voted proxies relating to portfolio securities is available:

            o     without charge, upon request, by calling a toll-free number;
                  and

            o     at the SEC's website, www.sec.gov.

The Fund must send the information disclosed in their most recently filed report on Form N-PX within three (3) business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

      III. Review by Trustees

E.I.I. shall report to the Trustees, at least annually, the Voting Record of the Fund in a form as the Trustees may request. This report shall:

      o describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

      o summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted:  August 25, 2003

                               European Investors

                              Proxy Voting Summary

European Investors takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

A Proxy Committee, including portfolio managers, analysts, marketing and client service personnel, compliance and operations personnel, is responsible for establishing and maintaining our policies and procedures. The Committee reviews these policies and procedures periodically and will make such changes, as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Institutional Shareholder Services ("ISS"), a third-party proxy voting service to which we subscribe. ISS provides extensive research on individual proxy issues and publishes this information in reports that are reviewed by our analysts.

We review all proxies for clients' whom we have voting responsibility, and vote all proxies according to our written guidelines, taking into account ISS recommendations and/or investment team input. Our guidelines address such areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines we have written reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients' best interest.

To ensure that voting responsibilities are met, our third party vendor reconciles client proxies it receives from the custodian with client holdings from our portfolio system through a direct data link. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines and that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the rationale for the variance.

We maintain proxy voting records for all accounts and make these records available to clients at their request.

                               EUROPEAN INVESTORS

                             Proxy Voting Guidelines

I                 External Auditor

A.                Auditors

         Vote for proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

II                Board of Directors

A.                Director Nominees

         Votes on director nominees are normally voted in accordance with ISS analysis and recommendation on each individual proposal. Evaluations are based on the following criteria (and any others that may be deemed relevant by ISS or European Investors):

                  Long term corporate performance record based on increases in shareholder wealth, earnings, or financial strength, executive compensation, director compensation, corporate governance provisions and takeover activity, criminal activity, investment in the company, interlocking directorships, inside, outside, and independent directors, board composition, number of other board seats and support of majority-supported shareholder proposals.

B.                Director Indemnification and Liability Protection

         1. Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         2. Vote against proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

         3. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence that are more serious violations of fiduciary obligation than mere carelessness.

         4. Vote for only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

C.                Director Duties and Stakeholder Laws

         Vote against management or shareholder proposals to allow the board of directors to consider the interests of "stakeholders" or "non-shareholder constituents," unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D.                Director Nominations

         Vote for shareholder proposals asking that management allow large shareholders equal access to management's proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.

E.                Inside Versus Independent Directors

         1. Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         2. Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F.                Stock Ownership Requirements

         Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G.                Term of Office

         Vote against proposals to limit the tenure of outside directors.

III               Proxy Contests and Corporate Defenses

A.                Proxy Contests for Board Seats

         All votes in a contested election of directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

B.                Classified Boards

         1. Vote against proposals to classify the board.

         2. Vote for proposals to repeal a classified board, and to elect all directors annually.

C.                Cumulative Voting

         1. Vote for proposals to permit cumulative voting in the election of directors.

         2. Vote against proposals to eliminate cumulative voting in the election of directors.

D.                Director Nominations

         Vote against management proposals to limit shareholders' ability to nominate directors.

E.                Shareholders' Right to Call Special Meetings

         1. Vote against management proposals to restrict or prohibit shareholders' ability to call special meetings.

         2. Vote for shareholder proposals that remove restrictions on the right of shareholders to act independently of management.

F.                Shareholder Action by Written Consent

         1. Vote against management proposals to restrict or prohibit shareholders' ability to take action by written consent.

         2. Vote for shareholder proposals to allow or make easier shareholder action by written consent.

G. Size of the Board

         1. Vote against management proposals that give management the ability to alter the size of the Board without shareholder approval.

         2. Vote for proposals that seek to fix the size of the Board.

H.       Shareholders' Ability to Remove Directors

         1. Vote against proposals that state directors may be removed only for cause.

         2. Vote for proposals to restore shareholder ability to remove directors with or without cause.

         3. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

         4. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

IV                Tender Offers and Corporate Defenses

A.                Fair Price Provisions

         1. Vote for management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

         2. Vote for shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

B.                Greenmail

         1. Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

         2. Vote in accordance with ISS analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

         3. Vote on a case-by-case basis regarding restructuring plans that involve the payment of pale greenmail.

C.                Poison Pills

         1. Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

         2. Shareholder proposals to redeem a company's poison pill are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         3. Management proposals to ratify a poison pill are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D.                Stakeholder Provisions

         Vote against management proposals allowing the board to consider stakeholders' (outside constituencies') interests when faced with a tender offer.

E.                Super-majority Vote Requirement to Approve Mergers

         1. Vote for shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

         2. Vote against management proposals to require a super-majority shareholders' vote to approve mergers and other significant business combinations.

F. Super-majority Shareholder Vote Requirements to Amend Charter or Bylaws

         1. Vote for shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

         2. Vote against management proposals to require a super-majority vote to amend any bylaw or charter provision.

G.                Unequal Voting Rights

         Vote against proposals for dual class exchange offers and dual class recapitalizations.

H.                Existing Dual Class Companies

         1. Vote for shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

         2. Vote for shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.

I.                White Squire Placements

         Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).

V                 Miscellaneous Corporate Governance Provisions

A.                Abstention Votes

         Vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting, unless that consideration is required by state law.

B.                Annual Meetings

         1. Vote for management proposals asking for authority to vote at the meeting for "other matters" not already described in the proxy statement unless there is a reason to believe the other matters involve substantive issues.

         2. Vote against shareholder proposals to rotate the time or place of annual meetings.

C.                Confidential Voting and Independent Tabulation and Inspections

         Vote for proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D.                Equal Access

         Vote for shareholder proposals to allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E.                Bundled Proposals

         Bundled or "conditioned" proxy proposals are normally voted in accordance with ISS analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F.                Shareholder Advisory Committee

         1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

G.                Disclosure Proposals

         Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

H.                Conflict of Interest

         All votes submitted by European Investors on behalf of its clients are not biased in any way by other clients of European Investors. For example, the fact that XYZ Corporation is a client of European Investors does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client's stock).

VI                Capital Structure

A.                Common Stock Authorization

         1. Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         2. Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         3. Vote against proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.                Stock Distributions:  Splits and Dividends

         Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.                Reverse Stock Splits

         Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.                Blank Check Preferred Stock

         1. Vote against management proposals authorizing the creation of new classes of preferred stock that have unspecified rights including voting, conversion or dividend distribution rights.

         2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         3. Vote for shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

         4. Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

E.                Adjustments to Par Value of Common Stock

         Vote for management proposals to reduce the par value of common stock.

F.                Preemptive Rights

         Proposals to provide shareholders with preemptive rights are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

G.                Debt Restructuring

         Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

H.                Share Repurchase Programs

         Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII               Executive Compensation/Employee Consideration

A.                Incentive Plans

         All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal. The evaluation is based on the following considerations (and any other that may be deemed relevant by ISS or European Investors):

                  Necessity, reasonableness test, participation, dilution, shares available, exercise and payment terms, change-in-control provisions, types of awards, company specific dilution cap calculated, present value of all incentives, derivative awards, cash/bonus compensation, shareholder wealth transfer (dollar amount of shareholders' equity paid it's executives), voting power dilution - potential percent reduction in relative voting power, criteria for awarding grants, and process for determining pay levels.

B.                Shareholder Proposals to Limit Executive and Director
                  Compensation

         1. Generally, vote for shareholder proposals that seek additional disclosure of executive and director compensation information.

         2. All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C.                Golden Parachutes

         1. Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

         2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D. Employee Stock Ownership Plans (ESOP)

         1. Vote for proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

         2. Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with ISS analysis and recommendation on each individual proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):

                  Reasonableness test, participation, administration, shares available, exercise and payment terms, change-in-control provisions, types of awards and dilution.

E.                401(k) Employee Benefit Plans

         Vote for proposals to implement a 401(k) savings plan for employees.

F.                Discounted Options/Restricted Stock

         Vote against discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with ISS analysis and recommendation on each individual proposal.)

VIII              State of Incorporation

A.                Re-Incorporation Proposals

         Proposals to change a corporation's state of incorporation are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

B.                State Takeover Statutes

         Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C.                State Fair Price Provisions

         Proposals to opt out of S.F.P's are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D.                Stakeholder Laws

         Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E.                Disgorgement Provisions

         Proposals to opt out of disgorgement provisions are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

IX                Mergers and Corporate Restructurings

A.                Mergers and Acquisitions

         Votes on mergers and acquisitions are normally voted in accordance with ISS analysis and recommendation on each individual proposal. The voting decision depends on a number of factors, including:

                  Anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated, changes in corporate governance and their impact on shareholder rights, and other pertinent factors discussed below.

B.                Corporate Restructurings

         Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C.                Spin-Offs

         Votes on spin-offs are normally voted in accordance with ISS analysis and recommendation on each individual proposal, considering:

                  The tax and regulatory advantages, planned use of the sale proceeds, market focus and managerial incentives.

D.                Asset Sales

         Votes on asset sales are normally voted in accordance with ISS analysis and recommendation on each individual proposal, considering:

                  The impact on the balance sheet/working capital, the value received for the asset, and the potential elimination of diseconomies.

E.                Liquidations

         Votes on liquidations normally voted in accordance with ISS analysis and recommendation on each individual proposal, after reviewing: management's efforts to pursue other alternatives; the appraisal value of the assets; and the compensation plan for executives managing the liquidation.

F.                Rights of Appraisal

         Vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.

G.       Changing Corporate Name

         Vote for changing the corporate name.

X                 Social Issues Proposals

A.                Social Issues Proposals

         These issues are normally voted in accordance with ISS analysis and recommendation on each individual proposal, which is based on expected effect on shareholder value, and then voted accordingly.

Generally, vote for disclosure reports that seek additional information.

XI                Proxies Not Voted

A.       Shares Out on Loan

         Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. International Property Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 28, 2005

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is incorporated by reference in its entirety into the prospectus dated October 28, 2005 for the E.I.I. International Property Fund (the "Fund"), as amended from time to time (the "Prospectus"), and should be read in conjunction with that Prospectus, copies of which may be obtained by writing E.I.I. Realty Securities Trust c/o PFPC Inc., P.O. Box 9822, Providence, Rhode Island 02940 or calling toll-free 800-667-0794. The Fund's audited financial statements for the fiscal year ended June 30, 2005 are incorporated in this SAI by reference to the Fund's 2005 annual report to shareholders (File No. 811-08649). You may obtain a copy of the Fund's latest annual report at no charge by writing to the address or calling the phone number noted above.

                                TABLE OF CONTENTS

                                                                           Page

INVESTMENT POLICIES AND RISKS...............................................2
INVESTMENT RESTRICTIONS.....................................................3
PORTFOLIO SECURITIES AND INVESTMENT PRACTICES...............................4
MANAGEMENT.................................................................10
ADVISER AND INVESTMENT ADVISORY AGREEMENT..................................14
ADMINISTRATIVE SERVICES AGREEMENT..........................................17
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................18
DISCLOSURE OF PORTFOLIO HOLDINGS...........................................19
PORTFOLIO TURNOVER.........................................................20
ALLOCATION OF INVESTMENTS..................................................20
COMPUTATION OF NET ASSET VALUE.............................................20
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................21
TAX MATTERS................................................................21
PERFORMANCE CALCULATION....................................................28
GENERAL INFORMATION........................................................30
REPORTS....................................................................30
FINANCIAL STATEMENTS.......................................................31
PROXY VOTING SUMMARY.......................................................31
APPENDIX...................................................................32


The Fund is a non-diversified series of the E.I.I. Realty Securities Trust, a Delaware statutory trust (the "Trust"), which is an open-end managed investment company commonly known as a mutual fund. The Fund's investment objective is to provide current income and long term capital gains. The Fund seeks to achieve its investment objective by investing primarily in companies whose business is to own, operate, develop and manage international real estate. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

Another series of the Trust, the E.I.I. Realty Securities Fund, is described in a separate SAI.

                          INVESTMENT POLICIES AND RISKS

The following descriptions supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this SAI.

Borrowing

The Fund may, from time to time, borrow money to the maximum extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), from banks at prevailing interest rates for temporary or emergency purposes (for example in order to meet redemptions), and to invest in additional securities. The Fund's borrowings are limited so that immediately after such borrowings the value of assets (including borrowings) less liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Fund, for any reason, have borrowings that do not meet the above test, within three business days, the Fund must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed generally will cause the Fund's net asset value per share ("NAV") to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the Fund's NAV could decrease faster than if there had been no borrowings.

Typically, the Fund borrows by entering into reverse repurchase agreements with banks, brokers, or dealers.

Repurchase Agreements

The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. The Fund will receive interest from the institution until the time the repurchase is to occur.

The Fund will always receive as collateral U.S. government or short-term money market securities whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund will attempt to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

                                      * * *

Unlike the investment objective of the Fund set forth above and the investment restrictions set forth below, which are fundamental and which may not be changed without shareholder approval, the Fund has the right to modify its investment policies without shareholder approval.

The Fund's principal investment strategies are discussed in the Prospectus.

                             INVESTMENT RESTRICTIONS

The following fundamental investment restrictions have been adopted by the Fund and, except as noted, cannot be changed without approval by the vote of a majority of the outstanding voting shares of the Fund which, as defined by the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(1)   issue senior securities, except that the Fund may borrow money from banks;

(2) concentrate its investments in particular industries other than the real estate industry. The Fund will not invest more than 25% of the value of its assets in any one industry other than the real estate industry. The Fund will concentrate its investments in the real estate industry;

(3) make loans of money or securities other than (a) through the purchase of publicly distributed bonds, debentures, or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

(4) borrow money in excess of 33-1/3% of the value of the Fund's total assets from banks;

(5) buy or sell commodities or commodity contracts, except the Fund may purchase or sell futures or options on futures; and

(6)   underwrite securities.

The following restrictions are non-fundamental and may be changed by the Trust's Board of Trustees (the "Board"). Pursuant to such restrictions, the Fund will not:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts, and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund;

(2) purchase the securities of any other investment company, if the Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund, or (iv) unless the 100% of the total assets of the fund are invested in the securities of another investment company with the same investment objective; and

(3) invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), shall not be deemed illiquid solely by reason of being unregistered. E.I.I. Realty

Securities, Inc., the Fund's investment adviser ("E.I.I." or the "Adviser"), shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

(4) Whenever any investment policy or restriction states a minimum or maximum percentage of the funds assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation. In the event that the aggregate of restricted and not readily marketable securities exceeds 10% of the Fund's net assets, the management of the fund will consider whether action should be taken to reduce the percentage of such securities.



                  PORTFOLIO SECURITIES AND INVESTMENT PRACTICES

Portfolio Securities

The Fund may invest in the following types of securities:

Emerging Market Countries -- The Fund may invest in the securities of issuers located in countries that are considered to be emerging or developing ("emerging countries") by the World Bank, the International Finance Corporation, or the United Nations and its authorities. A company is considered to be an emerging country issuer if: (i) its securities are principally traded in an emerging country; (ii) it derives at least 50% of its total revenue from (a) providing goods or services in emerging countries or (b) sales made in emerging countries;
(iii) it maintains 50% or more of its assets in one or more emerging countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging country.

Emerging Market Securities -- The Fund may invest in securities traded in emerging market countries. The securities markets of certain emerging market countries may be marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in early stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging markets may also affect the Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in more developed securities markets.

In addition, the securities of non-U.S. issuers generally are not registered with the Securities and Exchange Commission (the "SEC"), and issuers of these securities usually are not subject to its reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S.

Existing laws and regulations of emerging market countries may be inconsistently applied. As legal systems in emerging market countries develop, investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. The Fund's ability to enforce its rights against private emerging market country issuers by attaching assets to enforce a judgment may be limited. Bankruptcy, moratorium and other similar laws applicable to private emerging market country issuers may differ substantially from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of its debt obligations, for example, is of considerable importance. In addition, the holders of commercial bank debt may contest payments to the holders of emerging market country debt securities in the event of default under commercial bank loan agreements.

Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of its assets.

The economies of emerging market countries may differ unfavorably from those of more developed countries in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of certain emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of certain emerging market countries are vulnerable to weakness in world prices for their commodity exports.

The Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Tax Matters."

Foreign Government Securities -- The Fund may invest in foreign government securities. Investment in sovereign debt obligations involves special risks not present in debt obligations of U.S. corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an investor may have limited recourse in the event of a default. Periods of economic uncertainty may result in volatile sovereign debt market prices. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject. When an emerging country government defaults on its debt obligations, the investor must pursue any remedies in the courts of the defaulting party itself.

Certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may be unwilling or unable to make repayments as they become due. Below-investment-grade debt securities are generally unsecured and may be subordinated to the claims of other creditors, resulting in a heightened risk of loss due to default.

Foreign Securities -- Investing in foreign securities involves certain special considerations, including those set forth below, that are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, the Fund's investment in foreign securities may be affected by changes in currency rates and in exchange control regulations and costs incurred in converting among various currencies. The Fund also may be subject to currency exposure as a result of its investment in currency or currency futures.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Fund's assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investment in foreign companies, foreign branches of U.S. banks, foreign banks, or other foreign issuers, may take the form of ownership of securities issued by such entities or may take the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. An ADR is a negotiable receipt, usually issued by a U.S. bank, that evidences ownership of a specified number of foreign securities on deposit with a U.S. depository and entitles the shareholder to all dividends and capital gains of the underlying securities. ADRs are traded on U.S. exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

In the case of sponsored ADRs, the issuer of the underlying foreign security and the depositary enter into a deposit agreement, which sets out the rights and responsibilities of the issuer, the depositary and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to deposited securities. In addition, the depositary usually agrees to provide shareholder communications and other information to the ADR holder at the request of the issuer of the deposited securities. In the case of an unsponsored ADR, there is no agreement between the depositary and the issuer and the depositary is usually under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of deposited securities. With regard to unsponsored ADRs, there may be an increased possibility that the Fund would not become aware of or be able to respond to corporate actions such as stock splits or rights offerings in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

Asset-Backed Securities -- Asset-backed securities are a form of complex security. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Convertible Securities -- Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities include bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.

Corporate Debt Securities -- Corporate debt securities include corporate bonds, debentures, notes, and other similar instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock.

Money Market Instruments -- The Fund may invest in the following types of money market instruments:

o U.S. Government Securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.

o Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

o Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Mortgage-Related Securities -- Mortgage-related securities are forms of derivative securities collateralized, directly or indirectly, by pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others, assembled as securities for sale to investors by various governmental, government-related and private organizations. The mortgage-related securities in which the Fund may invest include the following:

o Commercial Mortgage-Related Securities. The Fund may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.

o Residential Mortgage-Related Securities. The Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities.

o Collateral Mortgage Obligations and Multi-Class Pass-Through Securities. Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by:

      o pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC;

      o unsecuritized mortgage loans insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans' Affairs;

      o     unsecuritized conventional mortgages;

      o     other mortgage-related securities; or

      o     any combination of these.

Each class of a CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have coupon rates that move in the reverse direction to an applicable index. The coupon rates on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

Information About Mortgage-Related Securities. Mortgage-related securities are sensitive to changes in interest rates. The following risks apply to mortgage-related securities generally:

o Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending upon the nature of the issuer) but are subject to interest rate risks and repayment risks. As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

o In periods of declining interest rates, mortgages are more likely to be prepaid. A mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not always possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

o Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all of part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

o During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

o As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

Real Estate Operating Companies -- The Fund may invest in Real Estate Operating Companies ("REOCs"). REOCs primarily own and operate real properties and derive a substantial portion of their earnings from rental income. Unlike REITs, these companies may retain a much greater share of their income as they are not required by law to pay dividends.

Restricted Securities -- The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the Securities Act are technically considered "restricted securities," the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. E.I.I. will determine the liquidity of Rule 144A securities under the supervision of the Board. The liquidity of Rule 144A securities will be monitored by E.I.I., and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed the applicable percentage limitation for investments in illiquid securities.

Zero Coupon Securities -- The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

Investment Practices

Forward Commitments -- The Fund may purchase or sell securities on a forward commitment, when-issued, or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. The Fund intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. At no time will the Fund have more than 15% of its assets committed to purchase securities on a forward commitment basis.

Lending Portfolio Securities -- The Fund may lend securities from its portfolio to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets. While the Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if that is considered important with respect to the investment.

Use of Complex Securities -- The Fund may invest for hedging purposes in derivative securities, such as futures and options. Complex securities can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular security and the portfolio as a whole. Such investments permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

                                   MANAGEMENT

The overall management of the business and affairs of the Trust is vested with the Board. The Board approves all significant agreements between the Trust or the Fund and persons or companies furnishing services to the Fund, including the Fund's agreement with an investment adviser, custodian, and transfer agent. There are four Trustees, three of which are not "interested persons" (as defined in the 1940 Act) of the Trust ("Independent Trustees"). The day-to-day operations of the Fund are delegated to the Trust's officers subject always to the investment objectives and policies of the Fund and to general supervision by the Board.

The following information is provided for each Trustee and officer of the Trust. The mailing address of the Trustees and officers is 717 Fifth Avenue, 10th Floor, New York, New York 10022. The term of office for a Trustee or officer is indefinite, until he or she resigns, is removed or a successor is elected and qualified.



---------------------------- -------------------- ----------------------------------- ------------------------------
                              Position with the
                              Trust and Length      Principal Occupation(s) in the     Other Directorships Held by
  Name and Age of Trustee      of Time Served                Past 5 Years                        Trustee
--------------------------------------------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
---------------------------- -------------------- ----------------------------------- ------------------------------
Warren K. Greene, 69         Trustee since        Senior Vice President, TrendLogic   Trustee, Renaissance
                             1998; Chairman       Associates, Inc.                    Greenwich Funds
                             since May 2005
---------------------------- -------------------- ----------------------------------- ------------------------------
Joseph Gyourko, 49           Trustee since June   Martin Bucksbaum Professor of       None
                             1998                 Real Estate & Finance, The
                                                  Wharton School, University of
                                  Pennsylvania
---------------------------- -------------------- ----------------------------------- ------------------------------
Richard W. Hutson, 66        Trustee, since       Retired from Hewitt Associates      Trustee, Hillview Investment
                             June 1998            Inc. since September 1996           Management Trust II;
                                                                                      Director, Harris Bank,
                                                                                      Libertyville, IL; Director,
                                                                                      Wells Manufacturing Company;
                                                                                      Chairman of the Board, Ball
                                                                                      State University Foundation
--------------------------------------------------------------------------------------------------------------------
                            "INTERESTED" TRUSTEE (1)
--------------------------------------------------------------------------------------------------------------------
Christian A. Lange, 66       Trustee since        President and Chief Investment      MAAG, Swiss Real Estate Co.,
                             October 2003         Officer of European Investors       Endeavour Real Estate
                                                  Incorporated                        Securities Ltd.
---------------------------- -------------------- ----------------------------------- ------------------------------

(1) Mr. Lange is considered to be an "interested person" (as defined by the 1940
Act) of the Trust because of his employment with an affiliate of the Adviser.


--------------------------------------------------------------------------------------------------------------------
                                    OFFICERS
--------------------------------------------------------------------------------------------------------------------
  Name and Age of Officer     Position with the              Principal Occupation(s) in the Past 5 Years
                              Trust and Length
                               of Time Served
---------------------------- -------------------- ------------------------------------------------------------------
Richard J. Adler, 57         Chief Executive      Managing Director, E.I.I.
                             Officer since June
                             1998; President
                             since May 2004
---------------------------- -------------------- ------------------------------------------------------------------
Lynn P. Marinaccio, 48       Secretary since      Director, of Client Services, E.I.I.
                             February 2003
---------------------------- -------------------- ------------------------------------------------------------------
Michael J. Meagher, 43       Treasurer since      Vice President, Chief Compliance Officer and Director of Mutual
                             May 2003; Chief      Funds, E.I.I. since March 2003; Vice President, J.P. Morgan
                             Compliance Officer   Investment Management (1993 to 2002)
                             since October 2004
---------------------------- -------------------- ------------------------------------------------------------------

Board Committees

The Board currently has an Audit Committee and a Nominating Committee.

The members of the Audit Committee are Mr. Greene (Chairman), Mr. Hutson and Mr. Gyourko. The primary purpose of the Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by statutes and regulations administered by the SEC, including the 1940 Act, and selecting and directing the activities of the Trust's independent auditors. The Committee met twice during the fiscal year ended June 30, 2005.

The members of the Nominating Committee are Mr. Hutson (Chairman), Mr. Greene and Mr. Gyourko. The functions of the Committee are to hear and consider matters related to the Board, including nominating new Trustees, reviewing the compensation of Independent Trustees and reporting to the full Board. The Committee did not meet during the fiscal year ended June 30, 2005. The Committee will not consider nominees recommended by Fund shareholders.

The Board met four times during the fiscal year ended June 30, 2005.

Securities Beneficially Owned by Trustees

The following table shows the dollar range of each Trustee's ownership of shares of the Fund and of all Funds in the E.I.I. Fund Complex (which includes the E.I.I. Realty Securities Fund) as of December 31, 2004:

                                                Dollar Range of Shares of All
Name of Trustee   Dollar Range of Fund Shares   Funds in the E.I.I. Fund Complex
Mr. Greene        $1 to $10,000                 $1 to $10,000
Mr. Gyourko       None                          None
Mr. Hutson        Over $100,000                 Over $100,000
Mr. Lange         None                          Over $100,000

No Independent Trustee and no immediate family member of an Independent Trustee owns beneficially or of record an interest in the Adviser or in any person directly or indirectly controlling, controlled by or under common control with the Adviser.

The Trust may indemnify any person who was or is a Trustee, officer, or employee of the Trust to the maximum extent permitted by the Delaware statutory trust law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances.

Such determination shall be made: (i) by the Board, by a majority vote of a quorum that consists of Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor parties to the proceeding; or (ii) if the required quorum is not obtained or if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Trust to any Trustee or officer of the Trust for any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

As of September 30, 2005, the Trustees and officers collectively did not own more than 1% of the Fund's outstanding shares.

Each Independent Trustee receives $4,000 per annum, and $2,500 per regular meeting plus expenses of attendance at Trustees meetings. "Interested" Trustees do not receive Trustees' fees. The table below illustrates the compensation paid to each Trustee for the most recently completed fiscal year:

                                                     Pension or Retirement                      Total Compensation
                                      Aggregate       Benefits Accrued as       Estimated       from all Funds in
                                    Compensation            Part of          Annual Benefits   the Complex Paid to
Name                               from the Trust        Trust Expenses      Upon Retirement         Trustees
----                               --------------        --------------           ----------         --------
Richard J. Adler (a)                    None                  N/A                  N/A                 None
Mr. Greene                             $15,000                N/A                  N/A               $15,000
Mr. Gyourko                            $15,000                N/A                  N/A               $15,000
Mr. Hutson                             $15,000                N/A                  N/A               $15,000
Mr. Lange                               None                  N/A                  N/A                 None
Carl W. Schafer (b)                    $15,000                N/A                  N/A               $15,000

(a) Mr. Adler, who had been an Interested Trustee, resigned from the Board in May 2005.

(b)   Mr. Schafer, who had been an Independent Trustee, passed away in August
      2005.

Control Persons and Principal Holders of Securities

As of September 30, 2005, the following persons held 5 percent or more of the outstanding shares of the Institutional class of the Fund:

------------------------------------------- -------------------------------- -----------------------------------------
                                                                             Nature of Ownership (Record, Beneficial
        Name and Address of Owner                   Percent of Fund                          or Both)
------------------------------------------- -------------------------------- -----------------------------------------
Univeristy of Louisville Foundation Inc.                23.66%                                 Both
Controllers Office
Service Complex
Louisville KY 40292
------------------------------------------- -------------------------------- -----------------------------------------
Arthur S Hoffman and Margot Gibis,                      13.85%                                 Both
Executors
Estate of Henry J. Leir
570 Lexington Ave., Fl. 33
New York NY 10022-6869
------------------------------------------- -------------------------------- -----------------------------------------
MAC & Co.                                               11.20%                                Record
A/C Benefit 0743792
Mutual Funds Operations
Po Box 3198 525
William Penn Place
Pittsburgh PA 15230-3198
------------------------------------------- -------------------------------- -----------------------------------------
Charles Schwab & Co. Inc. Special Custody               11.08%                                Record
Account For The Exclusive Benefit Of
Customers
101 Montgomery St.
San Francisco CA 94104-4122
------------------------------------------- -------------------------------- -----------------------------------------




                                       13

------------------------------------------- -------------------------------- -----------------------------------------
                                                                             Nature of Ownership (Record, Beneficial
        Name and Address of Owner                   Percent of Fund                          or Both)
------------------------------------------- -------------------------------- -----------------------------------------
Boys & Girls Clubs Of America 1230 West                  9.16%                                 Both
Peachtree St. NW Atlanta GA 30309-3404
------------------------------------------- -------------------------------- -----------------------------------------
Camass Investments LLC Stephen Schutz,                   8.10%                                 Both
Manager
PO Box 1046
La Jolla CA 92038-1046
------------------------------------------- -------------------------------- -----------------------------------------
Wendel & Co.                                             5.47%                                 Both
161114 C/O Bank Of New York Attn. Mutual
Funds Reorg Dept 2 Hanson Pl., Fl. 6
Brooklyn NY 11217-1431
------------------------------------------- -------------------------------- -----------------------------------------

Under the 1940 Act, a person who beneficially owns over 25% of the shares of any class of the Fund is presumed to control that class of shares. As of September 30, 2005 there were no shareholders deemed to be control persons of the Fund.

                ADVISER AND INVESTMENT ADVISORY AGREEMENT

E.I.I. Realty Securities, Inc., 717 Fifth Avenue, 10th Floor, New York, New York 10022, acts as the investment adviser to the Fund under an investment advisory agreement with the Trust, on behalf of the Fund (the "Agreement"). The Agreement provides that the Adviser identify and analyze possible investments for the Fund, determine the amount and timing of such investments, and the form of investment. The Adviser is responsible for monitoring and reviewing the Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. The Adviser also is responsible for arranging for the purchase and sale of securities in the Fund's portfolio, subject at all times to the policies set forth by the Board. In addition, the Adviser provides certain administrative and managerial services to the Fund.

About the Adviser

E.I.I. provides real estate securities portfolio management services to U.S. tax-exempt institutions and other investors. E.I.I. is a wholly-owned subsidiary of European Investors Incorporated, which is a registered investment adviser providing both general securities and real estate securities portfolio management services. European Investors Incorporated is owned by European Investors Holding Company, which is owned by management.

European Investors Incorporated was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services. From these combined efforts, European Investors Incorporated determined that securitized real estate could serve as an alternative means of acquiring real estate assets and developed a portfolio management service specifically in this area, which now caters to both foreign and domestic investors. European Investors Incorporated commenced research into real estate securities as a separate portfolio product in 1986, began managing real estate securities portfolios in 1987, and is a recognized leader in real estate securities investment management.

E.I.I. and European Investors Incorporated collectively have a diversified client base that includes investors in twelve countries, encompassing taxable and tax-exempt investors, individuals, and institutions, including over 60 domestic institutional investors. As of September 30, 2005, the combined companies have approximately $2.4 billion invested in real estate securities on behalf of clients. They also manage several offshore real estate investment funds with assets of approximately $534 million.

E.I.I. believes that investments in real estate offer a total return potential which may serve as an effective portfolio diversifier for many investors. In addition, E.I.I. believes that, for most investors, the most convenient and effective way to invest in real estate is through the ownership of a diversified portfolio of real estate securities. Real estate securities, and more specifically REITs, provide investors with many of the features particular to both real estate investments and publicly-traded securities, providing investors with a practical and efficient means to include professionally-managed real estate in an investment portfolio.

Why Real Estate? Investments in real estate offer the following benefits over investments in other asset classes:

o     Relatively low historical correlation to the equity market.

o Relatively high levels of potential current income from contractual rental streams.

o A potential hedge against inflation from rising asset values and the possibility of passing through higher costs to tenants.

Why Real Estate Securities? An investment in a portfolio of real estate securities offers the following benefits in addition to those provided by direct real estate investments:

o     Diversification of risk of real estate investments.

o Market pricing of publicly-traded shares (instead of appraisal-based valuations).

o Enhanced liquidity, which aids in investment speed as well as portfolio rebalancing.

Why E.I.I.? E.I.I. and its parent company, European Investors Incorporated, have been professionally managing real estate securities portfolios on behalf of their clients for more than a decade and have consistently outperformed their primary benchmark (the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index) by an average margin of more than 220 basis points on an annualized basis, before fees. The collective client base of E.I.I. and European Investors Incorporated includes an array of investors ranging from foreign and domestic high net worth individuals to U.S. foundations, endowments, and corporate pension plans. In addition, European Investors Incorporated serves as the adviser or sub-adviser for several offshore funds investing with substantially the same investment objective as the Fund.

Investment Advisory Agreement

E.I.I. receives a fee from the Fund calculated daily and payable monthly, for the performance of its services at an annual rate of 0.75% of the average daily net assets of the Fund. The fee is accrued daily for the purposes of determining the offering and redemption price of the Fund's shares.

Under the terms of the Agreement, the Fund pays all of its expenses (other than those expenses specifically assumed by the Adviser) including the costs incurred in connection with the maintenance of its registration under the Securities Act and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Trustee and shareholder meetings.

Until further notice to shareholders, E.I.I. has voluntarily agreed to waive a portion of its investment advisory fee and/or absorb the expenses of the Fund to the extent necessary to keep the annual expenses of the Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of the Fund. To the extent that the Adviser waives these fees and/or absorbs these expenses, it may seek payment of a portion or all of these amounts at any time within three fiscal years after the fiscal year in which these amounts were waived and/or absorbed, subject to the 1.00% expense limitation stated above. The Adviser may terminate this voluntary arrangement at any time.

The Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Board or by E.I.I., or by holders of a majority of the Fund's outstanding shares. The Agreement will continue from year-to-year, provided it is approved, at least annually, in the manner described in the 1940 Act. This requires that the Agreement and any renewal thereof be approved by a vote of the majority of the Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

For the fiscal year ended June 30, 2005, the Fund incurred investment advisory fees of $129,080 payable to E.I.I., of which E.I.I. waived $111,909, resulting in net investment advisory fees of $17,171 paid to E.I.I.

Portfolio Managers.

This section includes information about the Fund's portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The portfolio managers listed in the following table manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

Other Accounts

------------------------------------------------ ---------------------------- ------------------------------------------
               Portfolio Manager                  Number of Other Accounts            Number of Other Accounts
                                                                              (Total Assets)* Subject to a Performance
                                                 (Total Assets)*                                 Fee
                                                     as of June 30, 2005                 as of June 30, 2005
------------------------------------------------ ---------------------------- ------------------------------------------
James E. Rehlaender
     Other Investment Companies                      1 ($151.2 million)                  1 ($151.2 million)
     Other Pooled Investment Vehicles                       None                                None
     Other Accounts                                   5 ($55.4 million)                         None
------------------------------------------------ ---------------------------- ------------------------------------------
Peter Nieuwland
     Other Investment Companies                      1 ($151.2 million)                  1 ($151.2 million)
     Other Pooled Investment Vehicles                       None                                None
     Other Accounts                                   5 ($55.4 million)                         None
------------------------------------------------ ---------------------------- ------------------------------------------

---------------
*     Rounded to the nearest million.

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Funds. As a result, these other accounts may invest in the same securities as the Fund. The SAI section entitled "Portfolio Transactions and Brokerage" discusses the various factors that the Adviser considers in allocating investment opportunities among the Fund and other similarly managed accounts.

Fund Ownership

As of June 30, 2005, Mr. Rehlaender owned from $10,001 to $50,000 of the Fund's shares and Mr. Nieuwland owned none of the Fund's shares.

Compensation

The Fund's portfolio managers each receives a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee). A portfolio manager's base salary is dependent on the manager's level of experience and expertise. The Adviser monitors each portfolio manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager's annual incentive bonus is based on several factors, including but not limited to the manager's performance results and overall contribution made to the firm. The Adviser may establish a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. This target can be derived by a percentage of base salary, generally ranging from 40% to 100%. The overall performance results of the Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts may be compared to the performance information of a peer group of similarly-managed competitors, as may be supplied by third party analytical agencies. The manager's performance versus the peer group may factor into the final incentive amount. Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and or multi year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Fund's portfolio manager may participate in the Adviser's Pension & Profit Sharing plan, the results for which are based on the Adviser's business results. Eligibility for participation in Pension & Profit Sharing plan depends on the manager's performance and seniority. Mr. Rehlaender participates in the Advisers Pension & Profit Sharing Plan.

                        ADMINISTRATIVE SERVICES AGREEMENT

E.I.I. also serves as the Trust's administrator. E.I.I. supervises administration of the Fund pursuant to an Administrative Services Agreement with the Trust, on behalf of the Fund. Under this agreement, E.I.I. supervises the administration of all aspects of the Fund's operations, including the Fund's receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities, and provides, at the Fund's expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Fund effectively. Those persons, as well as certain officers and Trustees of the Trust, may be directors, officers, or employees of (and persons providing services to the Fund may include) E.I.I. and its affiliates. For these services and facilities, for Institutional Shares, E.I.I. receives with respect to the Fund a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of those shares of the Fund.

E.I.I. may subcontract some of its administrative duties to other service providers. E.I.I. has entered into a sub-administration contract with PFPC Inc. under which PFPC Inc. will act as sub-administrator and E.I.I. will pay PFPC Inc. to provide certain administrative services to the Fund. Payment for these services is made by E.I.I. and not the Fund.

For the fiscal year ended June 30, 2005, the Fund paid E.I.I. $25,816 in administration fees (net of any waivers or reimbursements).

The Sub-Administrator, Transfer Agent, and Custodian

PFPC Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's sub-administrator, transfer agent and custodian. As sub-administrator, PFPC Inc. is located at 4400 Computer Drive, Westborough, Massachusetts 01581. As transfer agent, PFPC Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406-1212. As custodian, PFPC Inc. is located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 5 Times Square, New York, New York 10036, serves as the Trust's independent registered public accounting firm.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's legal counsel.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and a duty to obtain best overall execution, decisions to buy and sell securities for the Fund are made by E.I.I. E.I.I. is authorized to allocate the orders placed by it on behalf of the Fund to such unaffiliated brokers who also provide research or statistical material or other services to the Fund or E.I.I. for the Fund's use. Such allocation shall be in such amounts and proportions as E.I.I. shall determine and E.I.I. will report on said allocations regularly to the Board indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. E.I.I. does not direct brokerage business to brokers as an incentive to sell Fund shares. At times, the Fund also may purchase portfolio securities directly from dealers acting as principals, underwriters, or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

In selecting a broker to execute each particular transaction and in determining whether the fund is receiving best execution, E.I.I. will take the following into consideration: the best net price available; the reliability, integrity, and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board may determine, E.I.I. shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to E.I.I. for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if E.I.I. determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction of E.I.I.'s ongoing responsibilities with respect to the Fund.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies with respect to the disclosure of the Fund's portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that the Fund's portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust's Chief Compliance Officer is responsible for monitoring the Fund's compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may only be made if: (i) the Fund has a "legitimate business purpose" (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any "affiliated person" of the Adviser, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund's shareholders and will act in the best interest of the Fund's shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust's executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund. In none of these arrangements does the Fund or any "affiliated person" of the Adviser receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser.

----------------------------------------- -------------------------------------- --------------------------------------
                                                                                 Timing of Release of
Type of Service Provider                  Name of Service Provider               Portfolio Holdings Information
----------------------------------------- -------------------------------------- --------------------------------------
Adviser and Administrator                 E.I.I. Realty Securities, Inc.         Daily
----------------------------------------- -------------------------------------- --------------------------------------
Sub-Administrator                         PFPC Inc.                              Daily
----------------------------------------- -------------------------------------- --------------------------------------


                                       19

----------------------------------------- -------------------------------------- --------------------------------------
                                                                                 Timing of Release of
Type of Service Provider                  Name of Service Provider               Portfolio Holdings Information
----------------------------------------- -------------------------------------- --------------------------------------
Custodian                                 PFPC Trust Company                     Daily
----------------------------------------- -------------------------------------- --------------------------------------
Independent Registered Public             Ernst & Young LLP                      Annual Reporting Period: Within
Accounting Firm                                                                  Accounting Firm, 15 business days of
                                                                                 end of reporting period.
                                                                                 Semiannual Reporting Period: within
                                                                                 31 business days of end of reporting
                                                                                 period.
----------------------------------------- -------------------------------------- --------------------------------------
Printer for Financial Reports             G-Com                                  Up to 60 days before distribution
                                                                                 to shareholders.
----------------------------------------- -------------------------------------- --------------------------------------
Legal Counsel, for EDGAR filings on       Kramer Levin Naftalis & Frankel LLP    Up to 30 days before filing with the
Forms N-CSR and Form N-Q                                                         SEC.
----------------------------------------- -------------------------------------- --------------------------------------


These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

There is no guarantee that the Fund's policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

                               PORTFOLIO TURNOVER

The Fund anticipates that its portfolio turnover rate for any one year will not exceed 75%, which is lower than the turnover rate for many comparable real estate securities funds. The Fund, however, will not limit its portfolio turnover when market conditions dictate a more active trading policy and trading portfolio securities is appropriate. A lower portfolio turnover rate will result in a lower rate of net realized capital gains to the Fund and will decrease the portion of the Fund's distributions constituting taxable capital gains.

                            ALLOCATION OF INVESTMENTS

E.I.I. has other advisory clients, some of which have similar investment objectives to the Fund. As such, there will be times when E.I.I. may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be the policy of E.I.I. to allocate purchases and sales among the Fund and its other clients in a manner which E.I.I. deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period, and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by the Fund.

                         COMPUTATION OF NET ASSET VALUE

The Fund will determine its NAV once daily as of the close of trading on the New York Stock Exchange (the "NYSE") on each day that the NYSE is open. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund may make or cause to be made a more frequent determination of its NAV and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by the Fund from the immediately preceding determination of NAV. The Fund's NAV is determined by dividing the market value of the Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's outstanding shares. Securities traded on the NYSE or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities for which the primary market is Nasdaq will be valued at the Nasdaq Official Closing Price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded or a significant event occurs that could affect the value of the security, in accordance with procedures for fair valuing securities adopted by the Fund and approved by the Board. Securities sold short "against the box" will be valued at market as determined above; however, in instances where the Fund has sold securities short against a long position in the issuer's convertible securities, for the purpose of valuation, the securities in the short position will be valued at the "asked" price rather than the mean of the last "bid" and "asked" prices. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board acting in good faith.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

A complete description of the manner by a which the Fund's shares may be purchased and redeemed appears in the Prospectus under the headings "Purchase of Shares" and "Redemption of Shares" respectively.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, under which a fund is obligated to redeem the shares of any shareholders solely in cash up to the lesser of 1% of the net asset value of the fund or $250,000 during any 90 day period. Pursuant to the operating agreement between Charles Schwab & Co. Inc. ("Schwab") and the Fund, the Fund agrees that it will treat as a "shareholder" each shareholder that holds Fund shares through the Schwab omnibus account (the "Account"), provided that Schwab provides to the Fund, upon request, the name or account number, number of Fund shares and other relevant information for each such shareholder. The Fund acknowledges that treatment of Schwab as the sole shareholder of Fund shares held in the Account for purposes of applying the limits in Rule 18f-1 would be inconsistent with the intent of the Rule and the Fund's election on Form N-18F-1 and could unfairly prejudice shareholders that hold Fund shares through the Account.

Should any shareholder's redemption exceed the limitation described in the paragraph above, the Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities. Such securities would be selected solely by the Fund and valued as in computing net asset value. In these circumstances, a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

                                   TAX MATTERS

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Under proposed Treasury Regulations, solely for purposes of Code Sections 1291-1298, the Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

The Fund also must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (limited, for this purpose, in respect of any one issuer to no more than 5% of the value of the Fund's total assets and to no more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (a call or a put) with respect to a security is treated as issued by the issuer of the security rather than the issuer of the option.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible for treatment as "qualified dividend income" in the case of noncorporate shareholders.

Excise Tax On Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains and loses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund's gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.
No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a the Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). Until the Treasury Department issues guidance identifying which treaties are satisfactory for these purposes, all comprehensive income tax treaties with the U.S. that include an exchange of information program will be deemed satisfactory (other than the current U.S.-Barbados income tax treaty). Notwithstanding the above, dividends received from (1) passive foreign investment companies, (2) foreign personal holding companies and (3) foreign investment companies will not constitute qualified dividends. Special rules apply for determining whether a distribution from a real estate investment trust (a "REIT") constitutes a qualified dividend.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to (i) interest or (ii) distributions from REITs received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code
Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items).

Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent that it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Distributions by the Fund from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder and ordinary gains and loses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election). However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares.

If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) during the year.

Backup Withholding

The Fund will be required in certain cases to withhold and remit to the Internal Revenue Service backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends and the proceeds of redemption of shares paid to any shareholder (1) who failed to provide to the Fund a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Redemption of Shares

A shareholder will recognize gain or loss on the redemption of shares of the Fund (including an exchange of shares of the Fund for shares of another fund) in an amount equal to the difference between the proceeds of the redemption and the shareholder's adjusted tax basis in the shares redeemed. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption. In general, any gain or loss arising from (or treated as arising from) the redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxation of Certain Mortgage REITs

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury Regulations that have not yet been issued, but may apply retroactively, the portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be allocated to shareholders of the Fund in proportion to the dividends received by them with the same consequences as if the shareholders held their proportionate share of the REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (2) will constitute unrelated business taxable income to entities that are subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity), thereby potentially requiring such entity to file a federal income tax return and remit tax on its excess inclusion income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to tax, at the highest federal income tax rate imposed on corporations, on that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is (or is treated as) effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Under certain circumstances, certain distributions from the Fund or gains from the sale or redemption of shares of the Fund may be treated as effectively connected with a U.S. trade or business carried on by a foreign shareholder under the Foreign Investment in Real Property Tax act of 1980 ("FIRPTA"). In addition, FIRPTA may in certain circumstances require a 10% tax on distributions and the proceeds of sales or redemptions. The withholding tax, which may be greater or less than the foreign shareholder's final U.S. tax obligation, may be claimed as a credit on the foreign shareholder's U.S. income tax return.

In the case of foreign shareholders other than corporations, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions and the proceeds of redemptions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper certification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                             PERFORMANCE CALCULATION

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under rules promulgated by the SEC, a fund's advertising performance must include total return quotations calculated according to the following formula:

                  P(1 + T)n         =       ERV

                           Where:   P = a hypothetical initial payment of $1,000

                                    T = average annual total return

                                    n = number of years (1, 5, or 10)

                                    ERV = ending redeemable value of a
                                    hypothetical $1,000 payment, made at
                                    the beginning of the 1, 5, or 10
                                    year period, at the end of such
                                    period (or fractional portion
                                    thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or such shorter period dating from the effectiveness of the Trust's registration statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

In addition to the total return quotations discussed above, the Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's registration statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a - b
                  YIELD    =        2[( ---- +1)6-1]
                    cd

                  Where:    a = dividends and interest earned during the period.

                            b = expenses accrued for the period (net of
                                reimbursements).

                            c = the average daily number of shares
                            outstanding during the period that were
                            entitled to receive dividends.

                            d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days), and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

30-day yield

The "30-day yield" is an "annualized" figure--the amount you would earn if you stayed in the Fund for a year and the Fund continued to earn the same net interest income throughout that year. To calculate 30-day yield, the Fund's net investment income per share for the most recent 30 days is divided by the maximum offering price per share. To calculate "total return," the Fund starts with the total number of shares that you can buy for $1,000 at the beginning of the period. Then the Fund adds all dividends and distributions paid as if they were reinvested in additional shares. This takes into account the Fund's dividend distributions, if any. The total number of shares is multiplied by the net asset value on the last day of the period and the result is divided by the initial $1,000 investment to determine the percentage gain or loss. For periods of more than one year, the cumulative total return is adjusted to get an average annual total return. Yield is a measure of net dividend income. Average annual total return is a hypothetical measure of past dividend income plus capital appreciation. It is the sum of all parts of the Fund's investment return for periods greater than one year. Total return is the sum of all parts of the Fund's investment return. Whenever you see information on the Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today.

Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               GENERAL INFORMATION

Organization and Description of Shares of the Fund

The Trust was organized as a Delaware statutory trust (formerly known as a "business trust") under the laws of the state of Delaware. The Trust's Certificate of Trust was filed December 22, 1997. The Trust's Declaration of Trust, dated as of December 22, 1997, permits the Board to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Trust consists of two series, the Fund and the E.I.I. Realty Securities Fund. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion, or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion, or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of the Fund and to approve the Investment Advisory Agreement.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.

                                     REPORTS

Shareholders receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders receive annual financial statements that have been audited by the Fund's independent registered public accounting firm. Shareholders receive quarterly Fund performance updates and review.

                              FINANCIAL STATEMENTS

The Fund's audited Financial statements, including the Financial Highlights, for the year ended June 30, 2005, appearing in the Annual Report to Shareholders and the report thereon of Ernst & Young LLP, independent registered public accounting firm, appearing therein are incorporated by reference in this SAI.

                              PROXY VOTING SUMMARY

The Trust has delegated to E.I.I. the responsibility for voting proxies of issuers of securities held in the Fund's portfolio. E.I.I. has adopted the proxy voting polices and procedures of its parent, European Investors Incorporated. These policies and procedures are attached in the Appendix to this SAI. The proxy voting policies and procedures of European Investors Incorporated are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

European Investors Incorporated's Proxy Committee, including portfolio managers, analysts, marketing, client service personnel, compliance and operations personnel, is responsible for establishing and maintaining our policies and procedures. The Committee reviews these policies and procedures periodically and will make such changes, as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Institutional Shareholder Services ("ISS"), a third-party proxy voting service to which we subscribe. ISS provides extensive research on individual proxy issues and publishes this information in reports that are reviewed by our analysts.

We review all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines, taking into account ISS recommendations and/or investment team input. Our guidelines address such areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines we have written reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations; input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients' best interest.

To ensure that voting responsibilities are met, our third party vendor reconciles client proxies it receives from the custodian with client holdings from our portfolio system through a direct data link. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines and that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the rationale for the variance.

The Trust, in accordance with SEC rules, annually will disclose on Form N-PX its proxy voting record. The Trust also will post its voting record on a specified SEC website. In addition, the Trust will post its voting record on its own public website. If the Trust does not post its voting record on a public website, it will send a copy of the voting record within three business days, free of charge, to anyone who requests a copy by calling toll-free 1-888-323-8912.

                                    APPENDIX

                         E.I.I. REALTY SECURITIES TRUST

                      Proxy Voting Policies and Procedures

E.I.I. Realty Securities Trust (the Trust) has adopted these Proxy Voting Policies and Procedures ("Policies") to:

      o ensure that proxies are voted in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments;

      o address any conflicts that may arise between shareholders on the one hand; and "affiliated persons" of the Fund or of E.I.I. Realty Securities, Inc. ("E.I.I.") (all referred to as "Affiliated Persons") on the other;

      o provide for oversight of proxy voting by the Board of Trustees of the Trust, and

      o provide for the disclosure of the Fund's proxy voting record and these Policies.

   I. Delegation to E.I.I.

The Trust hereby delegates the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to E.I.I. in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed E.I.I.'s Proxy Voting Summary and Guidelines (the "Procedures") and have determined that they are reasonably designed to ensure that E.I.I. will vote all proxies in the best interests of the shareholders, untainted by conflicts of interests. The Procedures (attached as Exhibit A), are adopted as part of these Policies. The Board of Trustees must approve any material change in the Procedures before they become effective with respect to the Fund.

   II. Disclosure

A.    Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the "SEC") on Form N-PX (or such other form as the SEC may designate) the Fund's proxy voting record for the most recent twelve-month period ended June 30 (the "Voting Record"). The Fund's Voting Record shall be available upon request within three (3) business days after filing the Voting Record with the SEC.

The Voting Record shall consist of, for each proposal on which the Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Record):

      o     the name of the issuer of the portfolio security

      o     the exchange ticker symbol of the portfolio security

      o     the CUSIP number for the portfolio security

      o     the shareholder meeting date

      o     a brief identification of the matter voted upon

      o whether the matter was proposed by the issuer or by a security holder

      o     whether the fund cast a vote and, if so, how the vote was cast

      o     whether the vote cast was for or against management of the issuer

B.    Disclosure of the Policies and How to Obtain Information

      1. Description of the policies. The Fund's statement of additional information ("SAI") shall describe these Policies, including the Procedures.

      2. How to obtain a copy of the Policies. The Funds shall disclose in ' all shareholder reports that a description of these Policies is available

            o     without charge, upon request, by calling a toll-free number;
                  and

            o     at the SEC's website, www.sec.gov.

      3. How to obtain a copy of proxy votes. The Fund shall disclose in all shareholder reports and the SAI that information regarding how the Fund voted proxies relating to portfolio securities is available:

            o     without charge, upon request, by calling a toll-free number;
                  and

            o     at the SEC's website, www.sec.gov.

The Fund must send the information disclosed in their most recently filed report on Form N-PX within three (3) business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

      III. Review by Trustees

E.I.I. shall report to the Trustees, at least annually, the Voting Record of the Fund in a form as the Trustees may request. This report shall:

      o describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

      o summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted:  August 25, 2003

                               European Investors

                              Proxy Voting Summary

European Investors takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

A Proxy Committee, including portfolio managers, analysts, marketing and client service personnel, compliance and operations personnel, is responsible for establishing and maintaining our policies and procedures. The Committee reviews these policies and procedures periodically and will make such changes, as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Institutional Shareholder Services ("ISS"), a third-party proxy voting service to which we subscribe. ISS provides extensive research on individual proxy issues and publishes this information in reports that are reviewed by our analysts.

We review all proxies for clients' whom we have voting responsibility, and vote all proxies according to our written guidelines, taking into account ISS recommendations and/or investment team input. Our guidelines address such areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines we have written reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients' best interest.

To ensure that voting responsibilities are met, our third party vendor reconciles client proxies it receives from the custodian with client holdings from our portfolio system through a direct data link. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines and that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the rationale for the variance.

We maintain proxy voting records for all accounts and make these records available to clients at their request.

                               EUROPEAN INVESTORS

                             Proxy Voting Guidelines

I                 External Auditor

A.                Auditors

         Vote for proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

II                Board of Directors

A.                Director Nominees

         Votes on director nominees are normally voted in accordance with ISS analysis and recommendation on each individual proposal. Evaluations are based on the following criteria (and any others that may be deemed relevant by ISS or European Investors):

                  Long term corporate performance record based on increases in shareholder wealth, earnings, or financial strength, executive compensation, director compensation, corporate governance provisions and takeover activity, criminal activity, investment in the company, interlocking directorships, inside, outside, and independent directors, board composition, number of other board seats and support of majority-supported shareholder proposals.

B.                Director Indemnification and Liability Protection

         1. Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         2. Vote against proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

         3. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence that are more serious violations of fiduciary obligation than mere carelessness.

         4. Vote for only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

C.                Director Duties and Stakeholder Laws

         Vote against management or shareholder proposals to allow the board of directors to consider the interests of "stakeholders" or "non-shareholder constituents," unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D.                Director Nominations

         Vote for shareholder proposals asking that management allow large shareholders equal access to management's proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.

E.                Inside Versus Independent Directors

         1. Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         2. Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F.                Stock Ownership Requirements

         Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G.                Term of Office

         Vote against proposals to limit the tenure of outside directors.

III               Proxy Contests and Corporate Defenses

A.                Proxy Contests for Board Seats

         All votes in a contested election of directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

B.                Classified Boards

         1. Vote against proposals to classify the board.

         2. Vote for proposals to repeal a classified board, and to elect all directors annually.

C.                Cumulative Voting

         1. Vote for proposals to permit cumulative voting in the election of directors.

         2. Vote against proposals to eliminate cumulative voting in the election of directors.

D.                Director Nominations

         Vote against management proposals to limit shareholders' ability to nominate directors.

E.                Shareholders' Right to Call Special Meetings

         1. Vote against management proposals to restrict or prohibit shareholders' ability to call special meetings.

         2. Vote for shareholder proposals that remove restrictions on the right of shareholders to act independently of management.

F.                Shareholder Action by Written Consent

         1. Vote against management proposals to restrict or prohibit shareholders' ability to take action by written consent.

         2. Vote for shareholder proposals to allow or make easier shareholder action by written consent.

G. Size of the Board

         1. Vote against management proposals that give management the ability to alter the size of the Board without shareholder approval.

         2. Vote for proposals that seek to fix the size of the Board.

H.       Shareholders' Ability to Remove Directors

         1. Vote against proposals that state directors may be removed only for cause.

         2. Vote for proposals to restore shareholder ability to remove directors with or without cause.

         3. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

         4. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

IV                Tender Offers and Corporate Defenses

A.                Fair Price Provisions

         1. Vote for management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

         2. Vote for shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

B.                Greenmail

         1. Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

         2. Vote in accordance with ISS analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

         3. Vote on a case-by-case basis regarding restructuring plans that involve the payment of pale greenmail.

C.                Poison Pills

         1. Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

         2. Shareholder proposals to redeem a company's poison pill are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         3. Management proposals to ratify a poison pill are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D.                Stakeholder Provisions

         Vote against management proposals allowing the board to consider stakeholders' (outside constituencies') interests when faced with a tender offer.

E.                Super-majority Vote Requirement to Approve Mergers

         1. Vote for shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

         2. Vote against management proposals to require a super-majority shareholders' vote to approve mergers and other significant business combinations.

F. Super-majority Shareholder Vote Requirements to Amend Charter or Bylaws

         1. Vote for shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

         2. Vote against management proposals to require a super-majority vote to amend any bylaw or charter provision.

G.                Unequal Voting Rights

         Vote against proposals for dual class exchange offers and dual class recapitalizations.

H.                Existing Dual Class Companies

         1. Vote for shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

         2. Vote for shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.

I.                White Squire Placements

         Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).

V                 Miscellaneous Corporate Governance Provisions

A.                Abstention Votes

         Vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting, unless that consideration is required by state law.

B.                Annual Meetings

         1. Vote for management proposals asking for authority to vote at the meeting for "other matters" not already described in the proxy statement unless there is a reason to believe the other matters involve substantive issues.

         2. Vote against shareholder proposals to rotate the time or place of annual meetings.

C.                Confidential Voting and Independent Tabulation and Inspections

         Vote for proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D.                Equal Access

         Vote for shareholder proposals to allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E.                Bundled Proposals

         Bundled or "conditioned" proxy proposals are normally voted in accordance with ISS analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F.                Shareholder Advisory Committee

         1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

G.                Disclosure Proposals

         Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

H.                Conflict of Interest

         All votes submitted by European Investors on behalf of its clients are not biased in any way by other clients of European Investors. For example, the fact that XYZ Corporation is a client of European Investors does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client's stock).

VI                Capital Structure

A.                Common Stock Authorization

         1. Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         2. Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         3. Vote against proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.                Stock Distributions:  Splits and Dividends

         Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.                Reverse Stock Splits

         Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.                Blank Check Preferred Stock

         1. Vote against management proposals authorizing the creation of new classes of preferred stock that have unspecified rights including voting, conversion or dividend distribution rights.

         2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         3. Vote for shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

         4. Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

E.                Adjustments to Par Value of Common Stock

         Vote for management proposals to reduce the par value of common stock.

F.                Preemptive Rights

         Proposals to provide shareholders with preemptive rights are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

G.                Debt Restructuring

         Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

H.                Share Repurchase Programs

         Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII               Executive Compensation/Employee Consideration

A.                Incentive Plans

         All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal. The evaluation is based on the following considerations (and any other that may be deemed relevant by ISS or European Investors):

                  Necessity, reasonableness test, participation, dilution, shares available, exercise and payment terms, change-in-control provisions, types of awards, company specific dilution cap calculated, present value of all incentives, derivative awards, cash/bonus compensation, shareholder wealth transfer (dollar amount of shareholders' equity paid it's executives), voting power dilution - potential percent reduction in relative voting power, criteria for awarding grants, and process for determining pay levels.

B.                Shareholder Proposals to Limit Executive and Director
                  Compensation

         1. Generally, vote for shareholder proposals that seek additional disclosure of executive and director compensation information.

         2. All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C.                Golden Parachutes

         1. Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

         2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D. Employee Stock Ownership Plans (ESOP)

         1. Vote for proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

         2. Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with ISS analysis and recommendation on each individual proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):

                  Reasonableness test, participation, administration, shares available, exercise and payment terms, change-in-control provisions, types of awards and dilution.

E.                401(k) Employee Benefit Plans

         Vote for proposals to implement a 401(k) savings plan for employees.

F.                Discounted Options/Restricted Stock

         Vote against discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with ISS analysis and recommendation on each individual proposal.)

VIII              State of Incorporation

A.                Re-Incorporation Proposals

         Proposals to change a corporation's state of incorporation are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

B.                State Takeover Statutes

         Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C.                State Fair Price Provisions

         Proposals to opt out of S.F.P's are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D.                Stakeholder Laws

         Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E.                Disgorgement Provisions

         Proposals to opt out of disgorgement provisions are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

IX                Mergers and Corporate Restructurings

A.                Mergers and Acquisitions

         Votes on mergers and acquisitions are normally voted in accordance with ISS analysis and recommendation on each individual proposal. The voting decision depends on a number of factors, including:

                  Anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated, changes in corporate governance and their impact on shareholder rights, and other pertinent factors discussed below.

B.                Corporate Restructurings

         Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C.                Spin-Offs

         Votes on spin-offs are normally voted in accordance with ISS analysis and recommendation on each individual proposal, considering:

                  The tax and regulatory advantages, planned use of the sale proceeds, market focus and managerial incentives.

D.                Asset Sales

         Votes on asset sales are normally voted in accordance with ISS analysis and recommendation on each individual proposal, considering:

                  The impact on the balance sheet/working capital, the value received for the asset, and the potential elimination of diseconomies.

E.                Liquidations

         Votes on liquidations normally voted in accordance with ISS analysis and recommendation on each individual proposal, after reviewing: management's efforts to pursue other alternatives; the appraisal value of the assets; and the compensation plan for executives managing the liquidation.

F.                Rights of Appraisal

         Vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.

G.       Changing Corporate Name

         Vote for changing the corporate name.

X                 Social Issues Proposals

A.                Social Issues Proposals

         These issues are normally voted in accordance with ISS analysis and recommendation on each individual proposal, which is based on expected effect on shareholder value, and then voted accordingly.

Generally, vote for disclosure reports that seek additional information.

XI                Proxies Not Voted

A.       Shares Out on Loan

         Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

                                     PART C


                                OTHER INFORMATION

ITEM 23. Exhibits

(a)(1)   Corrected Certificate of Trust as of December 22, 1997. (1)

(a)(2)   Trust Instrument dated December 22, 1997. (2)

(b)      Amended By-Laws dated May 21, 2001. (3)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) and Article IV of the By-Laws referenced in Exhibit (b) above.

(d) Investment Advisory Agreement between Registrant and E.I.I. Realty Securities, Inc. dated June 4, 1998. (4)

(e)      None.

(f)      None.

(g) Custodian Services Agreement between PNC Bank, National Association and Registrant dated June 4, 1998. (4)

(h)(1) Administration Agreement between Registrant and E.I.I. Realty Securities, Inc. dated June 4, 1998. (4)

(h)(2) Sub-Administration and Accounting Services Agreement between European Investors Incorporated, Registrant and PFPC Inc. dated June 4, 1998.(4)

(h)(3) Transfer Agency Services Agreement between PFPC Inc. and Registrant dated June 4, 1998. (4)

(h)(4) Anti-Money Laundering and Privacy Amendment to Transfer Agency and Services Agreement and Sub-Administration and Accounting Services Agreement dated May 20, 2002. (5)

---------------
(1) Filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A on May 6, 1998, accession number 0000922423-98-000453.

(2) Filed as an Exhibit to Post -Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A on October 27, 2000, accession number 0000922423-00-500021

(3) Filed as an Exhibit to Post -Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A on August 24, 2001, accession number 0000935069-01-500394.

(4) Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A on June 5, 1998, accession number 0000922423-98-000585.

(5) Filed as an Exhibit to Pre-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A on October 28, 2002, accession number 0000935069-02-001173.

(i)(1)   Not applicable

(i)(2)   Consent of Kramer Levin Naftalis & Frankel LLP, Counsel for
         Registrant.(6)

(j)      Consent of Ernst & Young LLP, independent auditors for Registrant.

(k)      Not applicable.

(l)      Investment letter re: initial $100,000 capital. (4)

(m)(1) Distribution Plan pursuant to Rule 12b-1, with Form of Shareholder Servicing Agreement and Form of Selected Dealer Agreement, for the Investor Shares of Registrant. (4)

(m)(2) Shareholder Servicing Plan, with Form of Shareholder Servicing Agreement, for the Investor Shares and Adviser Shares of Registrant.
         (4)

(o)      Rule 18f-3 Multiple Class Plan. (4)

(p)(1)   Registrant's Code of Ethics. (2)

(p)(2) Code of Ethics of E.I.I. Realty Securities, Inc., investment adviser to Registrant.(7)

         Powers of Attorney of Warren K. Greene, Joseph Gyourko, and Richard W. Hutson. (2)

ITEM 24. Persons Controlled By or Under Common Control with Registrant

         None.

ITEM 25. Indemnification

                  Section 10.02 of Registrant's Trust Instrument provides as follows:

"(a)     Subject to the exceptions and limitations contained in Subsection
         10.02(b):

                  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened

---------------
(6) Filed as an Exhibit to Pre-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A on October 26, 2005, accession number 0000922423-05-001676.

(7) Filed as an Exhibit to Pre-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A on October 28, 2004, accession number 0000935069-04-001728.

         while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)      No indemnification shall be provided hereunder to a Covered Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

ITEM 26. Business and Other Connections of Investment Adviser

                  Registrant is fulfilling the requirement of this Item 26 to provide a list of the officers and directors of E.I.I. Realty Securities, Inc. ("E.I.I."), the investment adviser of Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by E.I.I. or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by E.I.I. (SEC File No. 801-44099).

ITEM 27. Principal Underwriters

                  (a) Not Applicable. Registrant's securities are not currently being distributed by a principal underwriter.

                  (b) Not Applicable.

                  (c) Not Applicable.

ITEM 28. Location of Accounts and Records

                  As required by Section 31(a) of the Investment Company Act of 1940, the accounts, books or other documents relating to Registrant's budget and accruals will be kept by E.I.I. Realty Securities, Inc., 717 Fifth Avenue, 10th Floor, New York, NY 10022. The accounts, books or other documents of the Fund relating to shareholder accounts and records and dividend disbursements will also be kept by E.I.I. at the above address.

ITEM 29. Management Services

                  There are no management-related service contracts not discussed in Parts A and B.

ITEM 30. Undertakings

                  Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors if requested to do so by the holders of at least 10% of Registrant's outstanding voting securities, and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and the State of New York on this 28th day of October, 2005.

                            E.I.I. REALTY SECURITIES FUND
                            (Registrant)

                            By:   /s/  Richard J. Adler
                               ---------------------------------------------
                                  Richard J. Adler, Chief Executive Officer
                                  and President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of October, 2005.

SIGNATURE                     TITLE                      DATE
---------                     -----                      ----
/s/  Richard J. Adler         Chief Executive Officer     October 28, 2005
--------------------------     and President
Richard J. Adler

/s/  Michael J. Meagher       Treasurer                  October 28, 2005
--------------------------
Michael J. Meagher

/s/  Warren K. Greene         Chairman of the Board      October 28, 2005
--------------------------     and Trustee
Warren K. Greene

/s/  Joseph Gyourko           Trustee                    October 28, 2005
--------------------------
Joseph Gyourko

/s/  Richard W. Hutson        Trustee                    October 28, 2005
--------------------------
Richard W. Hutson

/s/ Christian A. Lange        Trustee                    October 28, 2005
--------------------------
Christian A. Lange

                                INDEX TO EXHIBITS


EX-99.j  Consent of Ernst & Young LLP, independent auditors for Registrant.